Exhibit 10.2

THIRD AMENDED AND RESTATED
LIMITED LIABILITY COMPANY AGREEMENT

OF

STATION HOLDCO LLC

Dated as of April 28, 2016

THE UNITS REPRESENTED BY THIS THIRD AMENDED AND RESTATED LIMITED LIABILITY COMPANY AGREEMENT HAVE NOT BEEN REGISTERED UNDER THE SECURITIES ACT OF 1933, AS AMENDED, OR UNDER ANY OTHER APPLICABLE SECURITIES LAWS.  SUCH UNITS MAY NOT BE SOLD, ASSIGNED, PLEDGED OR OTHERWISE DISPOSED OF AT ANY TIME WITHOUT EFFECTIVE REGISTRATION UNDER SUCH ACT AND APPLICABLE LAWS OR EXEMPTION THEREFROM, AND COMPLIANCE WITH THE OTHER SUBSTANTIAL RESTRICTIONS ON TRANSFERABILITY SET FORTH HEREIN.

THIRD AMENDED AND RESTATED
LIMITED LIABILITY COMPANY AGREEMENT
OF
STATION HOLDCO LLC

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ii

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THIRD AMENDED AND RESTATED
LIMITED LIABILITY COMPANY AGREEMENT

OF

STATION HOLDCO LLC

This THIRD AMENDED AND RESTATED LIMITED LIABILITY COMPANY AGREEMENT of STATION HOLDCO LLC (the “Company”), dated as of April 28, 2016, is adopted, executed and agreed to, for good and valuable consideration, by and among the members listed on the Schedule of Members (as defined below), and shall be effective as of the Effective Time (as defined below).  Capitalized terms used herein and not otherwise defined herein shall have the meanings set forth in Section 2.1.

RECITALS

WHEREAS, the Certificate of Formation of the Company was filed with the Office of the Secretary of State of Delaware on August 9, 2010 under the name “NP Propco Holdings LLC”;

WHEREAS, the Company filed a Certificate of Amendment to the Certificate of Formation with the Office of the Secretary of State of Delaware on November 12, 2010, changing the name of the Company to “Station Holdco LLC”;

WHEREAS, the Members previously entered into that certain Second Amended and Restated Limited Liability Company Agreement of the Company, dated as of July 1, 2012 and amended as of July 15, 2012, August 1, 2012, September 4, 2012, October 1, 2012, April 25, 2013, July 31, 2013, August 26, 2014, November 6, 2014, September 29, 2015 and April 1, 2016 (as amended, the “Prior Agreement”) on the terms and conditions therein set forth providing for the conduct of the Company’s business and affairs;

WHEREAS, Members holding the requisite percentage of the outstanding Units (as defined in the Prior Agreement) of the Company have duly consented to the execution and delivery of this Agreement, which shall amend and restate the Prior Agreement in its entirety;

WHEREAS, Red Rock Resorts, Inc., a Delaware corporation (“Station Corp.”), and the Company intend to enter into an underwriting agreement (i) to issue and sell to the several Underwriters named therein shares of Class A Common Stock, par value $0.01 per share, of Station Corp. (the “Class A Common Stock”) and (ii) to make a public offering of such shares of Class A Common Stock (collectively, the “IPO”);

WHEREAS, in connection with the IPO, the Members desire to amend and restate the Prior Agreement effective immediately prior to the consummation of the IPO (the “Effective Time”) to, among other things, reflect the designation of Station Corp. as the sole manager of the Company (the “Managing Member”);

WHEREAS, immediately after the consummation of the IPO, Station Corp. will purchase (a) newly-issued Units from the Company and (b) Units held by certain of the Members, in each case using the net proceeds from the IPO; and

WHEREAS, in connection with the IPO, each FE Senior Executive is expected to enter into an Executive Employment Agreement with Station Casinos LLC, a Nevada limited liability Company and wholly owned subsidiary of the Company (“Station Casinos”), and Station Corp., and the Members desire to impose certain limitations upon the compensation of the FE Senior Executives and the other executives and employees of Station Casinos.

AGREEMENT

NOW, THEREFORE, in consideration of the promises and covenants contained herein, the parties hereto agree as follows:

ARTICLE 1. CONTINUATION OF THE COMPANY

Section 1.1                                    Continuation of the Company.  The Company was previously formed as a limited liability company under the Act by the filing of the Certificate with the Office of the Secretary of State of Delaware on August 9, 2010.  Each Member agrees to be bound by the terms and conditions of this Agreement.  The Members hereby agree to continue the Company as a limited liability company under the Act for the purposes and upon the terms and conditions hereinafter set forth.  To the extent that the rights, powers, duties, obligations and liabilities of any Member are different by reason of any provision of this Agreement than they would be in the absence of such provision, this Agreement shall, to the extent permitted by the Act, control.

Section 1.2                                    Name.  The name of the Company is “Station Holdco LLC,” as such name may be modified from time to time by the Managing Member as it may deem advisable.

Section 1.3                                    Business of the Company.  Subject to the limitations on the activities of the Company otherwise specified in this Agreement, the purpose and business of the Company shall be the conduct of any business or activity that may be conducted by a limited liability company organized pursuant to the Act, including the ownership of equity interests in Persons which conduct, operate and manage hotels and casinos.

Section 1.4                                    Location of Principal Place of Business.  The location of the principal place of business of the Company is 1505 South Pavilion Center Drive, Las Vegas, Nevada, 89135 or such other location as may be determined by the Managing Member.  In addition, the Company may maintain such other offices as the Managing Member may deem advisable at any other place or places within or without the State of Delaware.

Section 1.5                                    Registered Agent.  The registered agent for the Company is The Corporation Trust Company, Corporation Trust Center, 1209 Orange Street, in the City of Wilmington, County of New Castle, Delaware 19801.  The Managing Member may change the registered agent from time to time as it deems appropriate.

Section 1.6                                    Term.  The term of the Company commenced on the date of filing of the Certificate, and shall be perpetual unless the Company is earlier dissolved and terminated in accordance with the provisions of this Agreement.

ARTICLE 2. DEFINITIONS

Section 2.1                                    Definitions.  The following terms used in this Agreement shall have the following meanings.

“AAA” has the meaning set forth in Section 15.10.

“Act” means the Delaware Limited Liability Company Act, 6 Del. Code §18-101 et seq., as in effect on the date hereof and as it may be amended hereafter from time to time.

“Adjusted Capital Account” means, with respect to any Member, the Member’s Capital Account at such time (x) increased by the sum of (A) the amount of the Member’s share of partnership minimum gain (as defined in Regulation section 1.704-2(g)(1) and (3)), (B) the amount of the Member’s share of partner nonrecourse debt minimum gain (as defined in Regulation section 1.704-2(i)(5)) and (C) any amount of the deficit balance in its Capital Account that the Member is treated as obligated to restore pursuant to Regulation section 1.704-1(b)(2)(ii)(c) and (y) decreased by reasonably expected adjustments, allocations and distributions described in Regulation sections 1.704-1(b)(2)(ii)(d)(4), (5) and (6).  This definition shall be interpreted consistently with Regulation section 1.704-1(b)(2)(ii)(d).

“Adverse Disclosure” has the meaning set forth in Section 10.1(f).

“Affected Interests” means Equity Securities that are owned or controlled directly or indirectly by an Unsuitable Person or an Affiliate of an Unsuitable Person.

“Affected Member” means a Member who is an Unsuitable Person or is an Affiliate of an Unsuitable Person.

“Affiliate” of any particular Person means any other Person directly or indirectly controlling, controlled by or under common control with such particular Person.  For the purpose of this definition, the term “control” (including with correlative meanings, the terms “controlling,” “controlled by” and “under common control with”), as used with respect to any Person, means the possession, directly or indirectly, of the power to direct or cause the direction of the management and policies of such Person, either through the ownership of a majority of such Person’s voting stock, by contract or otherwise.

“Agreement” means this Third Amended and Restated Limited Liability Company Agreement, as amended, modified or supplemented from time to time.

“Assignees” has the meaning set forth in Section 9.2(d).

“Assumed Tax Rate” means a rate determined by the Managing Member for the applicable Fiscal Year, which shall not exceed the greater of the highest effective combined marginal U.S. federal, state and local income tax rate (taking into account the tax imposed by

Code section 1411) applicable during such Fiscal Year to a natural person residing in or corporation doing business in New York, New York (after giving effect to any differences in rates applicable to ordinary income and capital gains and any U.S. federal income tax deduction for such state and local income taxes).

“Business Day” means any day other than a Saturday, Sunday or a day on which commercial banks are authorized or required to close in New York City, New York.

“Capital Account” means, with respect to any Member, the account maintained by the Company with respect to such Member in accordance with Section 3.8.

“Capital Contribution” means any contribution (whether in cash, property or a combination thereof) to the capital of the Company.

“Capital Stock” means any and all shares, interests, participations or other equivalents (however designated) of capital stock of a corporation, any and all ownership interests in a limited liability company, partnership or other Person (other than a corporation), and any and all securities, warrants, options or other rights to purchase or acquire, or that are convertible into, any of the foregoing.

“Certificate” means the Certificate of Formation of the Company, as amended, modified or supplemented from time to time.

“Change of Control” has the meaning set forth for such term under the Exchange Agreement.

“Class A Common Stock” has the meaning set forth in the Recitals.

“Class B Common Stock” means the Class B Common Stock, par value $0.01 per share, of Station Corp.

“Code” means the Internal Revenue Code of 1986, as amended.

“Common Stock” means the shares of Class A Common Stock, including any shares of capital stock into which Class A Common Stock may be converted (as a result of a recapitalization, share exchange or similar event) or that are issued with respect to Class A Common Stock (including, without limitation, with respect to any stock split or stock dividend, or a successor security).

“Company” has the meaning set forth in the preamble hereof.

“Company Minimum Gain” has the meaning set forth for the term “partnership minimum gain” in Regulations section 1.704-2(d).

“DB Holder” means (a) German American Capital Corporation, Deutsche Bank AG and each Affiliate of Deutsche Bank AG that becomes a Member and (b) any Person that receives or acquires any Units from a DB Holder to the extent that such Transferring DB Holder assigns rights pursuant to Article 10 hereof to such Person; provided, that such designation shall not become effective until the delivery of notice of such assignment to the Company (it being understood that such Transferee shall be so deemed to be such a DB Holder only with respect to such Units so Transferred).

“DB Majority Holder” has the meaning set forth in the definition of “Major Holder”.

“Demand Registration” has the meaning set forth in Section 10.1(a).

“Depreciation” has the meaning set forth in the definition of “Net Income” or “Net Loss” under paragraph (e) therein.

“DEUCC” has the meaning set forth in Section 3.1(f).

“Distribution” means each distribution after the Effective Time made by the Company to a Member, whether in cash, property or securities of the Company, pursuant to, or in respect of, Article 5 or Article 10.

“Effective Time” has the meaning set forth in the Recitals.

“Equity Incentive Plan” means the Red Rock Resorts, Inc. 2016 Equity Incentive Plan.

“Equity Securities” means all Common Stock of Station Corp. and Units and any and all securities of the Company, Station Corp. or any of their respective subsidiaries, convertible into, or exchangeable or exercisable for, options, warrants or other rights to acquire, shares of Common Stock or Units.

“Exchange Agreement” means the Exchange Agreement, effective on or about the Effective Time, among the Company, Station Corp. and the Company Unitholders (as defined therein) from time to time party thereto, as the same may be amended, modified, supplemented or restated from time to time.

“Exercising Holders” has the meaning set forth in Section 10.1(a).

“Fair Market Value” means, except as otherwise provided for herein, as of any given date of determination, the cash price, as determined in good faith by the Managing Member using any reasonable method of valuation and taking into account any relevant facts and circumstances then prevailing and in accordance with this Agreement, at which a willing seller would sell, and a willing buyer would buy, each being apprised of all relevant facts and neither acting under compulsion, such assets or properties in an arm’s-length negotiated transaction with an unaffiliated third party without time constraints.

“Family Group” means, for any individual, such individual’s current or former spouse, their respective parents, descendants of such parents (whether natural or adopted) and the spouses of such descendants, and any trust, limited partnership, corporation or limited liability company established solely for the benefit of such individual or such individual’s current or former spouse, their respective parents, descendants of such parents (whether natural or adopted) or the spouses of such descendants.

“FE Senior Executive” means each of Frank J. Fertitta III, Lorenzo Fertitta, Stephen L. Cavallaro, Marc J. Falcone and Richard J. Haskins.

“Fertitta Entertainment” has the meaning set forth in Section 11.1.

“Fertitta Holder” means each of (a) FI Station Investor LLC and each Affiliate of FI Station Investor LLC that becomes a Member, (b) Fertitta Business Management LLC and each Affiliate of Fertitta Business Management LLC that becomes a Member, (c) Frank J. Fertitta III, (d) Lorenzo J. Fertitta, (e) each Affiliate or member of the Family Group of Frank J. Fertitta III or Lorenzo J. Fertitta and (f) any Person that receives or acquires any Units from a Fertitta Holder to the extent that such Transferring Fertitta Holder assigns rights pursuant to Article 10 hereof to such Person; provided, that such designation shall not become effective until the delivery of notice of such assignment to the Company (it being understood that such Transferee shall be so deemed to be such a Fertitta Holder only with respect to such Units so Transferred).

“Fertitta Majority Holder” has the meaning set forth in the definition of “Major Holder”.

“Fiscal Year” has the meaning set forth in Section 6.4.

“Gaming Authority” means all governmental authorities or agencies with regulatory control or jurisdiction over all or any portion of the gaming activities of the Company or any of its subsidiaries, or over ownership of an interest in an entity engaged in gaming activities, or any successor to any such authority, including, as applicable, (i) in the State of Nevada, the Nevada Gaming Commission, the Nevada State Gaming Control Board, the Clark County Liquor and Gaming Licensing Board, the Henderson City Council, the City of Las Vegas City Council and all other state and local regulatory and licensing agencies or bodies with authority over gaming, gaming activities and gaming devices, mobile gaming systems and associated equipment in the State of Nevada, the City of Henderson, the City of Las Vegas, the City of Reno, Clark County, Nevada or Washoe County, Nevada, and (ii) the National Indian Gaming Commission and the applicable gaming regulatory authority established by the Federated Indians of Graton Rancheria, the Match-E-Be-Nash-She-Wish Band of Pottawatomi Indians of Michigan and the North Fork Rancheria of Mono Indians.

“Gaming Laws” means any federal, state, tribal, local or foreign statute, ordinance, rule, regulation, requirement, directive, judgment, order, decree, injunction or other authorization, and any Gaming License, governing or relating to casino and gaming activities and operations of the Company or any of its subsidiaries or the ownership of an interest therein.

“Gaming License” shall mean all licenses, consents, permits, approvals, authorizations, registrations, findings of suitability, franchises, entitlements, exemptions, waivers and orders of registration approved or issued by any Gaming Authority under Gaming Laws necessary for or relating to the conduct of activities or the ownership of an interest in an entity engaged in activities under the Gaming Laws, including any condition or limitation placed thereon.

“Governmental Authority” means any governmental, regulatory or administrative authority, whether foreign, federal, state or local, or any agency or commission or any court, tribunal, or judicial or arbitral body (or any subdivision of any of the foregoing) having jurisdiction or authority with respect to the particular matter at issue in its context, including any Gaming Authority.

“Gross Asset Value” means, with respect to any asset, the asset’s adjusted basis for federal income tax purposes, except as follows:

(a)                                 the initial Gross Asset Value of any asset contributed by a Member to the Company shall be the gross Fair Market Value of such asset on the date of the contribution;

(b)                                 the Gross Asset Values of all Company assets shall be adjusted to equal their respective gross Fair Market Values as of the following times:

(i)                                     the acquisition of an additional interest in the Company after the Effective Time by a new or existing Member in exchange for more than a de minimis Capital Contribution, if the Managing Member reasonably determines that such adjustment is necessary or appropriate to reflect the relative economic interests of the Members in the Company;

(ii)                                  the grant of an interest in the Company (other than a de minimis interest) as consideration for the provision of services to or for the benefit of the Company or any of its subsidiaries by an existing or a new Member acting in a “partner capacity,” or in anticipation of becoming a “partner” (in each case within the meaning of Regulations section 1.704-1(b)(2)(iv)(d));

(iii)                               the Distribution by the Company to a Member of more than a de minimis amount of Company property as consideration for an interest in the Company, if the Managing Member reasonably determines that such adjustment is necessary or appropriate to reflect the relative economic interests of the Members in the Company; and

(iv)                              the liquidation of the Company within the meaning of Regulations section 1.704-1(b)(2)(ii)(g);

(c)                                  the Gross Asset Value of any Company asset distributed to a Member shall be the gross Fair Market Value of such asset on the date of Distribution;

(d)                                 the Gross Asset Values of Company assets shall be increased (or decreased) to reflect any adjustments to the adjusted basis of such assets pursuant to Code section 734(b) or Code section 743(b), but only to the extent that such adjustments are taken into account in determining Capital Accounts pursuant to Regulations section 1.704-1(b)(2)(iv)(m); provided, however, that Gross Asset Values shall not be adjusted pursuant to this subparagraph (d) to the extent that the Managing Member determines that an adjustment pursuant to subparagraph (b) of this definition of Gross Asset Value is necessary or appropriate in connection with a transaction that would otherwise result in an adjustment pursuant to this subparagraph (d); and

(e)                                  with respect to any asset that has a Gross Asset Value that differs from its adjusted tax basis, Gross Asset Value shall be adjusted by the amount of Depreciation rather than any other depreciation, amortization or other cost recovery method.

“Holder” means each holder of Registrable Securities.

“Indemnified Party” has the meaning set forth in Section 8.6(a).

“Interest” when used in reference to an interest in the Company, means the entire ownership interest of a Member in the Company at any particular time, including its interest in the capital, profits, losses and distributions of the Company.

“IPO” has the meaning set forth in the Recitals.

“Liquidator” has the meaning set forth in Section 12.2(b).

“Long-Form Registration” has the meaning set forth in Section 10.1(a).

“Major Holder” means any of (a) the holder of a majority of the Units held by the Fertitta Holders (the “Fertitta Majority Holder”) and (b) the holder of a majority of the Units held by the DB Holders (the “DB Majority Holder”).

“Managing Member” has the meaning set forth in the Recitals.

“Member” means each of the Persons listed on the Schedule of Members and each other Person who is hereafter admitted as a Member in accordance with the terms of this Agreement and the Act.  The Members shall constitute the “members” (as such term is defined in the Act) of the Company.  Any reference in this Agreement to any Member shall include a Substituted Member to the extent such Substituted Member was admitted to the Company in accordance with the provisions of this Agreement.

“Member Minimum Gain” means minimum gain attributable to Member Nonrecourse Debt determined in accordance with Regulations section 1.704-2(i).

“Member Nonrecourse Debt” has the meaning set forth for the term “partner nonrecourse debt” in Regulations section 1.704-2(b)(4).

“Membership Certificate” has the meaning set forth in Section 3.1(e).

“Net Income” or “Net Loss” means, for each Fiscal Year or other period, an amount equal to the Company’s taxable income or loss for such Fiscal Year or other period, determined in accordance with Code section 703(a) (for this purpose, all items of income, gain, loss or deduction required to be stated separately pursuant to Code section 703(a)(1) shall be included in such taxable income or loss), with the following adjustments:

(a)                                 any income of the Company that is exempt from federal income tax and not otherwise taken into account in computing Net Income or Net Loss pursuant to this definition of Net Income or Net Loss shall be added to such taxable income or loss;

(b)                                 any expenditures of the Company described in Code section 705(a)(2)(B) or treated as Code section 705(a)(2)(B) expenditures pursuant to Regulations section 1.704-1(b)(2)(iv)(i), and not otherwise taken into account in computing Net Income or Net Loss pursuant to this definition of Net Income or Net Loss shall be subtracted from such taxable income or loss;

(c)                                  in the event the Gross Asset Value of any Company asset is adjusted pursuant to subparagraph (b) or (c) of the definition of Gross Asset Value, the amount of such adjustment shall be taken into account as gain (if the adjustment increases the Gross Asset Value of the asset) or loss (if the adjustment decreases the Gross Asset Value of the asset) from the disposition of such asset for purposes of computing Net Income or Net Loss;

(d)                                 gain or loss resulting from any disposition of property with respect to which gain or loss is recognized for federal income tax purposes shall be computed by reference to the Gross Asset Value of the property disposed of, notwithstanding that the adjusted tax basis of such property differs from its Gross Asset Value;

(e)                                  in lieu of the depreciation, amortization, and other cost recovery deductions taken into account in computing such taxable income or loss, with respect to a Company asset having a Gross Asset Value that differs from its adjusted basis for tax purposes, “Depreciation” with respect to such asset shall be computed by reference to the asset’s Gross Asset Value in accordance with Regulation section 1.704-1(b)(2)(iv)(g);

(f)                                   to the extent an adjustment to the adjusted tax basis of any Company asset pursuant to Code section 734(b) or 743(b) is required pursuant to Regulations section 1.704-1(b)(2)(iv)(m) to be taken into account in determining Capital Accounts as a result of a Distribution other than in liquidation of a Member’s interest in the Company, the amount of such adjustment shall be treated as an item of gain (if the adjustment increases the basis of the asset) or loss (if the adjustment decreases the basis of the asset) from the disposition of the asset and shall be taken into account for purposes of computing Net Income or Net Loss; and

(g)                                  any item of income, gain, credit, loss, deduction or expenditure allocated under Section 4.2 shall be excluded from the computation of Net Income and Net Loss.

“Non-Equity Compensation” means, with respect to any person, the aggregate amount of all salaries, bonuses, potential severance payments and perquisites directly or indirectly applicable to such person in its capacity as employee, officer, director or otherwise.

“Non-Equity Compensation Thresholds” has the meaning set forth in Section 11.1.

“Officer” and “Officers” have the meanings set forth in Section 8.2(a).

“Partnership Audit Adjustment” has the meaning set forth in Section 6.6.

“Percentage Interest” means, with respect to each Member, as of the applicable date of determination, a fraction (expressed as a percentage), the numerator of which is the number of Units held by such Member and the denominator of which is the total number of Units held by all Members.

“Permitted Transferee” means, with respect to any Member, (a) its Affiliates (including, in the case of any Member that is an entity, any distribution by such Member to its members, partners or shareholders (the “Member’s Owners”) or any redemption of the interests in such Member held by one or more of the Member’s Owners, and any related distributions or redemptions by the Member’s Owners to their respective members, partners or shareholders), (b) in the case of an individual, any member of its Family Group.

“Person” means any individual, partnership, limited liability company, association, corporation, trust or other entity.

“Prior Agreement” has the meaning set forth in the Recitals.

“Public Sale” means any sale of Registrable Securities to the public pursuant to an offering registered under the Securities Act or to the public through a broker, dealer or market maker pursuant to the provisions of Rule 144 adopted under the Securities Act.

“Quarterly Estimated Tax Periods” means the two, three, and four calendar month periods with respect to which Federal quarterly estimated tax payments are made.  The first such period begins on January 1 and ends on March 31.  The second such period begins on April 1 and ends on May 31.  The third such period begins on June 1 and ends on August 31.  The fourth such period begins on September 1 and ends on December 31.

“Redemption Date” shall mean the date specified in a Redemption Notice as the date on which Affected Interests of an Affected Member are to be redeemed by the Company, which Redemption Date shall be determined by the Managing Member and may be extended to the extent required in connection with any actions required to be taken under any Gaming Law; provided, that, unless otherwise directed by a Gaming Authority, in no event shall the Redemption Date be more than one hundred eighty (180) days after the date such Affected Member receives the Redemption Notice.

“Redemption Notice” shall mean that notice of redemption given by the Managing Member to an Affected Member pursuant to Section 15.11.  Each Redemption Notice shall set forth (i) the Redemption Date; (ii) the Affected Interests to be redeemed; (iii) the Redemption Price and the manner of payment therefor; (iv) the place where certificates, if any, shall be surrendered for payment; and (v) any other requirements of surrender of the certificates, including how they are to be endorsed, if at all.

“Redemption Price” shall mean the price specified in the Redemption Notice to be paid by the Company for the redemption of Affected Interests to be redeemed pursuant to Section 15.11, which shall be that price (if any and to the extent applicable) required to be paid by the Gaming Authorities making the finding of unsuitability, or if the Gaming Authorities do not require a certain price to be paid, the amount reasonably determined by the Managing Member to be the fair value of the Affected Interests to be redeemed; provided that, unless a

Gaming Authority requires otherwise, the Redemption Price per Unit shall be equal to the product of (i) the Exchange Rate (as defined in the Exchange Agreement) and (ii) the hypothetical Redemption Price (solely for purposes of this clause (ii), as defined in the Amended and Restated Certificate of Incorporation of the Managing Member, as in effect immediately following the IPO (the “Charter”)) in respect of one share of Class A Common Stock redeemed in accordance with the terms of the Charter at the same time as the applicable Unit is redeemed.  The Redemption Price may be paid in cash, by promissory note, or both, as required by the Gaming Authorities and, if not so required, as the Managing Member reasonably determines.  Any promissory note shall contain such terms and conditions as the Managing Member reasonably determines to be necessary or advisable to comply with any law or regulation then applicable to the Company or any Affiliate thereof, or to prevent a default under, or acceleration of, any loan, note, mortgage, indenture, line of credit or other debt or financing agreement.  Subject to the foregoing, (i) the principal amount of the promissory note together with any unpaid interest shall be due and payable no later than the ten-year anniversary of the delivery of the note, (ii) interest on the unpaid principal thereof shall be payable at maturity at a rate per annum equal to the applicable federal rate within the meaning of Code section 1274(d) for debt with a maturity of over nine years, as in effect at the date of such issuance, compounded annually, until the Redemption Price has been paid in full and (iii) the promissory note shall provide that at any time prior to the 15-month anniversary of the date of issuance, if the promissory note is Transferred to a Person that immediately after such Transfer would not be an Unsuitable Person, such promissory note may, at the election of the holder thereof prior to such 15-month anniversary (but with such 15-month period being subject to reasonable extensions up to six months in the aggregate for all such extensions in order to procure any required Gaming Licenses or other regulatory approvals being diligently pursued in good faith), converted into the Interests for which such promissory note was issued as the Redemption Price upon the cash payment by such holder to the Company in an amount equal to the sum of (x) all cash amounts paid to the original holder thereof as part of the Redemption Price and (y) all interest paid on such promissory note prior to such conversion.  If the Redemption Price is being determined with respect to a redemption of at least 10% of the Units then outstanding, the Redemption Price shall be at least equal to the value as determined by a valuation procured by the Company from a nationally recognized investment banking firm.

“Registrable Securities” means any shares of Common Stock of Station Corp. issued or issuable upon the conversion or exchange of Units, including pursuant to the Exchange Agreement.  As to any particular securities that are Registrable Securities, such securities shall cease to be Registrable Securities when they have been distributed to the public pursuant to a Public Sale.

“Registration Expenses” has the meaning set forth in Section 10.6.

“Registration Statement” means, in connection with the public offering and sale of Capital Stock of Station Corp., a registration statement (including pursuant to Rule 415 under the Securities Act) pursuant to the Securities Act.

“Regulation” means a Treasury Regulation promulgated under the Code.

“Regulatory Allocations” has the meaning set forth in Section 4.2(g).

“Schedule of Members” has the meaning set forth in Section 3.1(b).

“SEC” means the U.S. Securities and Exchange Commission.

“Securities Act” means the Securities Act of 1933, as amended.

“Shelf Registration Statement” has the meaning set forth in Section 10.1(e)(i).

“Shelf Takedown Prospectus Supplement” has the meaning set forth in Section 10.1(e)(ii).

“Short-Form Registration” has the meaning set forth in Section 10.1(a).

“Station Casinos” has the meaning set forth in the Recitals.

“Station Corp.” has the meaning set forth in the Recitals.

“Substituted Member” means any Person admitted to the Company as a substituted Member pursuant to the provisions of Article 9.

“Tax Distribution” has the meaning set forth in Section 5.4.

“Tax Matters Partner” has the meaning set forth in Section 6.5.

“Tax Receivable Agreement” means the Tax Receivable Agreement, effective on or about the Effective Time, among the Company, Station Corp., and the Members (as defined therein) from time to time party thereto, as the same may be amended, modified, supplemented or restated from time to time.

“Transfer,” “Transferee” and “Transferor” have the respective meanings set forth in Section 9.1.

“True-Up Amount” means, in respect of a particular U.S. federal income tax year of the Company, an amount (but not less than zero) equal to (i) the product of (x) the taxable income of the Company for such tax year (determined by disregarding any adjustment to the taxable income of any Member that arises under Code section 743(b) and is attributable to the acquisition by such Member of an interest in the Company in a transaction described in Code section 743(a)) multiplied by (y) the Assumed Tax Rate minus (ii) the aggregate amount of distributions made in respect of such tax year (treating any Tax Distribution made with respect to income for such tax year, regardless of when made, and any distribution other than a Tax Distribution made during such tax year, as being made in respect of such tax year).

“Unit” has the meaning set forth in Section 3.1(a).

“Unsuitable Person” means a Person, including any member, shareholder, partner, manager, director, officer or employee of a Person (a) who is denied or disqualified from eligibility for a Gaming License by any applicable Gaming Authority or who is determined by any applicable Gaming Authority to be unsuitable to own or control an Equity Security in Station

Corp. or the Company or to be affiliated or connected with or in the gaming business of Station Corp. or the Company, (b) whose ownership of an Equity Security in Station Corp. or the Company or affiliation or involvement with or in the business of Station Corp. or the Company in any capacity causes Station Corp. or the Company to lose or to be threatened by any applicable Gaming Authority with the loss or denial of a Gaming License, (c) who is deemed likely, as determined in good faith by the Managing Member based on verifiable information received from any applicable Gaming Authority or other Governmental Authority having jurisdiction over Station Corp. or the Company, to preclude or materially delay, impede or impair, or jeopardize or threaten the loss of, or result in the imposition of materially burdensome terms and conditions on, any Gaming License of Station Corp. or the Company or on such Person’s application for, or right to the use of, entitlement to or ability to obtain or retain any Gaming License in any jurisdiction or (d) who is deemed likely, as determined in good faith by the Managing Member without taking into account the votes of directors affiliated or associated with the Unsuitable Person, to result in the disapproval, cancellation, rescission, termination, material adverse modification or non-renewal of any material contract between Station Corp. or the Company, on one hand, and a third party that is not an Affiliate of the Company or any Member, on the other hand.

“Violation” has the meaning set forth in Section 10.7(a).

“Void Transfer” has the meaning set forth in Section 9.1.

“Withdrawing Member” has the meaning set forth in Section 9.2(d).

Section 2.2                                    Rules of Interpretation.  Unless the context otherwise clearly requires:  (a) a term has the meaning assigned to it; (b) “or” is not exclusive; (c) wherever from the context it appears appropriate, each term stated in either the singular or the plural shall include the singular and the plural, and pronouns stated in either the masculine, feminine or neuter shall include the masculine, feminine and neuter; (d) provisions apply to successive events and transactions; (e) all references in this Agreement to “include” or “including” or similar expressions shall be deemed to mean “including without limitation”; (f) all references in this Agreement to designated “Articles,” “Sections,” “paragraphs,” “clauses” and other subdivisions are to the designated Articles, Sections, paragraphs, clauses and other subdivisions of this Agreement, and the words “herein,” “hereof,” “hereunder” and other words of similar import refer to this Agreement as a whole and not to any particular Article, Section, paragraph, clause or other subdivision; and (g) any definition of or reference to any agreement, instrument, document, statute or regulation herein shall be construed as referring to such agreement, instrument, document, statute or regulation as from time to time amended, supplemented or otherwise modified (subject to any restrictions on such amendments, supplements or modifications set forth herein).  This Agreement is among financially sophisticated and knowledgeable parties and is entered into by the parties in reliance upon the economic and legal bargains contained herein and shall be interpreted and construed in a fair and impartial manner without regard to such factors as the party who prepared, or caused the preparation of, this Agreement or the relative bargaining power of the parties.

ARTICLE 3. CAPITALIZATION

Section 3.1                                    Units; Initial Capitalization; Schedule of Members.

(a)                                 Each Member’s interest in the Company, including such Member’s interest, if any, in the capital, income, gains, losses, deductions and expenses of the Company, shall be represented by Units of limited liability company interest (each, a “Unit”).  As of the Effective Time, the Company shall have one authorized class of Units.  All Units shall have identical rights and privileges in all respects.  The Company shall have the authority to issue an unlimited number of Units.  Immediately following the IPO, the Company will issue Units to Station Corp. in exchange for a contribution of the net proceeds received by Station Corp. from the IPO (less any proceeds used to purchase Units from Members) to the Company, such that following the sale of Units by any Members and the issuance of Units by the Company the total number of Units held by Station Corp. will equal the total number of outstanding shares of Class A Common Stock.  Following such purchase of Units by Station Corp. in connection with the IPO, Units shall only be issued to Station Corp. in accordance with Section 3.2(c) or Section 3.2(d).

(b)                                 The aggregate number of outstanding Units and the aggregate amount of cash Capital Contributions that have been made by the Members and the Fair Market Value of Capital Contributions in the form of any property other than cash contributed by the Members with respect to the Units (including, if applicable, a description and the amount of any liability assumed by the Company or to which contributed property is subject) shall be set forth on a schedule maintained by the Company.  The Company shall also maintain a schedule setting forth (i) the name and address of each Member, (ii) the number and class of Units owned by such Member, and (iii) with respect to each Transfer permitted under this Agreement, the date of such Transfer, the number of Units Transferred and the identity of the Transferor and Transferee(s) of such Units (such schedule, the “Schedule of Members”).  The Schedule of Members shall be the definitive record of ownership of each Unit or other Capital Stock of the Company and all relevant information with respect to each Member.  The Company shall be entitled to recognize the exclusive right of a Person registered on its records as the owner of Units or other Capital Stock of the Company for all purposes and shall not be bound to recognize any equitable or other claim to or interest in Units or other Capital Stock of the Company on the part of any other Person, whether or not it shall have express or other notice thereof, except as otherwise provided by the Act.

(c)                                  At the Effective Time, (i) all of the Common Units (as defined in the Prior Agreement) held by each Member immediately prior to the Effective Time shall, at the Effective Time, be automatically reverse split at a rate of 4.3678 Units for each Common Unit outstanding immediately prior to the Effective Time, with the resulting number of Units held by each Member rounded up to the nearest whole Unit and set forth opposite such Member’s name on the Schedule of Members, (ii) each Member that holds Profit Units will be issued restricted Shares of Class A Common Stock of Station Corp. in substitution of such Profit Units and (iii) Station Corp will be issued a number of Units equal to the number of Shares of Class A Common Stock so issued to holders of Profit Units.  Substantially concurrently therewith, each Member (other than the Managing Member) shall purchase for nominal consideration a number of shares of Class B Common Stock equal to the number of Units held by such Member.

(d)                                 In the event of a dividend, split, recapitalization, reorganization, merger, consolidation, combination, exchange of all or any class of Units of the Company, liquidation, spin-off, or other change in organizational structure affecting the Units (including any conversion of the Company to a corporation, whether by merger, filing of a certificate of conversion or otherwise), the number and class of Units shall be appropriately adjusted for the benefit of Members by the Managing Member.

(e)                                  The Company may, in the discretion of the Managing Member, issue one or more certificates to the Members to evidence the Units in the form attached as Annex I (a “Membership Certificate”).  Each certificate representing a Unit shall (i) be signed on behalf of the Company by the Chief Executive Officer, President or Secretary of the Company and (ii) set forth the number of such Units represented thereby.  In case the officer of the Company who has signed or whose facsimile signature has been placed on such Membership Certificate shall have ceased to be an officer of the Company before such Membership Certificate is issued, it may be issued by the Company with the same effect as if such person were an officer of the Company at the time of its issue.  The Membership Certificate shall contain a legend with respect to any restrictions on transfer, as well as all required gaming legends.

(f)                                   Each Unit in the Company shall constitute a “security” within the meaning of, and governed by, (i) Article 8 of the Uniform Commercial Code as in effect from time to time in the State of Delaware (the “DEUCC”) (including Section 8-102(a)(15)), and (ii) Article 8 of the Uniform Commercial Code of any other applicable jurisdiction that now or hereafter substantially includes the 1994 revisions to Article 8 thereof as adopted by the American Law Institute and the National Conference of Commissioners on Uniform State Laws and approved by the American Bar Association on February 14, 1995.  Notwithstanding any provision of this Agreement to the contrary, to the extent that any provision of this Agreement is inconsistent with any non-waivable provision of Article 8 of the DEUCC, such provision of Article 8 of the DEUCC shall be controlling.  Each Membership Certificate evidencing Units shall bear the following legend:

“This Certificate evidences a limited liability company interest in Station Holdco LLC and shall constitute a “security” within the meaning of, and governed by, (i) Article 8 of the Uniform Commercial Code as in effect from time to time in the State of Delaware (including Section 8-102(a)(15)), and (ii) Article 8 of the Uniform Commercial Code of any other applicable jurisdiction that now or hereafter substantially includes the 1994 revisions to Article 8 thereof as adopted by the American Law Institute and the National Conference of Commissioners on Uniform State Laws and approved by the American Bar Association on February 14, 1995.”

No change to this provision shall be effective until all outstanding Membership Certificates have been surrendered for cancellation and any new certificates thereafter issued shall not bear the foregoing legend.

(g)                                  The Company shall issue a new Membership Certificate in place of any Membership Certificate previously issued if the holder of the Units in the Company represented by such Membership Certificate, as reflected on the books and records of the Company:

(i)                                     makes proof by affidavit, in form and substance satisfactory to the Company, that such previously issued Membership Certificate has been lost, stolen or destroyed;

(ii)                                  requests the issuance of a new Membership Certificate before the Company has notice that such previously issued Membership Certificate has been acquired by a purchaser for value in good faith and without notice of an adverse claim;

(iii)                               if requested by the Company, delivers to the Company a bond, in form and substance satisfactory to the Company, with such surety or sureties as the Company may direct, to indemnify the Company against any claim that may be made on account of the alleged loss, destruction or theft of the previously issued Membership Certificate; and

(iv)                              satisfies any other reasonable requirements imposed by the Company.

Section 3.2                                    Authorization and Issuance of Additional Units.

(a)                                 The Managing Member is authorized to (i) issue additional Units, including upon the exercise of warrants to purchase Units outstanding on the date hereof, (ii) create additional classes of Units, (iii) subdivide the Units of any such class into one or more series, (iv) fix the designations, powers, preferences and rights of the Units of each such class or series and any qualifications, limitations or restrictions thereof, and (v) subject to Article 12, amend this Agreement to reflect such actions and the resulting designations, powers, and relative preferences and rights of all the classes and series thereafter authorized under this Agreement.

(b)                                 The authority of the Managing Member with respect to each such class and series created in accordance with this Section 3.2 shall include establishing the following:  (i) the number of Units or securities constituting that class or series and the distinctive designation thereof, (ii) whether or not the Units or securities of such class or series shall be redeemable, and if so, the terms and conditions of such redemption, including the date or dates upon or after which they shall be redeemable and the amount per Unit or security payable in case of redemption, which amount may vary under different conditions and at different redemption dates, (iii) the rights and preferences of the Units or securities of that class or series in the event of voluntary or involuntary liquidation, dissolution or winding—up of the Company, (iv) the relative rights of priority, if any, of allocations of income or loss or of payment with respect to Units or securities of that class or series and (v) any other relative rights, preferences and limitation of that class or series.

(c)                                  If, following the IPO, Station Corp. issues shares of Class A Common Stock (other than an issuance of the type covered by Section 3.2(d) or pursuant to the Exchange Agreement), unless such net proceeds are used to purchase Units from Members, Station Corp. shall promptly contribute to the Company all the net proceeds and property (if any) received by

Station Corp. with respect to such Class A Common Stock.  Upon the contribution by Station Corp. to the Company of all (but not less than all) of such net proceeds and property (if any) so received by Station Corp., the Managing Member shall cause the Company to issue a number of Units equal to the number of shares of Class A Common Stock so issued, registered in the name of Station Corp., such that, at all times, the number of Units held by Station Corp. equals the number of outstanding shares of Class A Common Stock.

(d)                                 At any time that Station Corp. issues one or more shares of Class A Common Stock in connection with an equity incentive program, whether such share or shares are issued upon exercise (including cashless exercise) of an option, settlement of a restricted stock unit, as restricted stock or otherwise, the Managing Member shall cause the Company to issue to Station Corp. an equal number of Units, registered in the name of Station Corp.; provided that Station Corp. shall be required to contribute all (but not less than all) the net proceeds and property (if any) received by Station Corp. from or otherwise in connection with such issuance of one or more shares of Class A Common Stock, including the exercise price of any option exercised, to the Company.  If any such shares of Class A Common Stock so issued by Station Corp. in connection with an equity incentive program are subject to vesting or forfeiture provisions, then the Units that are issued by the Company to Station Corp. in connection therewith in accordance with the preceding provisions of this Section 3.2(d) shall be subject to vesting or forfeiture on the same basis; if any of such shares of Class A Common Stock vest or are forfeited, then an equal number of Units issued by the Company in accordance with the preceding provisions of this Section 3.2(d) shall automatically vest or be forfeited.  Any cash or property held by either Station Corp. or the Company or on either’s behalf in respect of dividends paid on restricted Class A Common Stock that fail to vest shall be returned to the Company upon the forfeiture of such restricted Class A Common Stock.

(e)                                  For purposes of this Section 3.2, “net proceeds” means gross proceeds to Station Corp. from the issuance of Class A Common Stock or other securities less any underwriting or similar discounts or commissions and all bona fide out-of-pocket expenses of Station Corp., the Company and their respective subsidiaries in connection with such issuance.

(f)                                   Notwithstanding anything to the contrary in this Section 3.2, the Company shall not, and the Managing Member shall cause it not to, issue any Capital Stock in the Company other than Units that (i) have rights and privileges identical to those of the Units outstanding at the Effective Time except for any vesting or forfeiture provisions established in accordance with Section 3.2(d) and (ii) are issued in accordance with Section 3.2(c) or (d).

Section 3.3                                    Repurchase or Redemption of Class A Common Stock.  If, at any time, any shares of Class A Common Stock are repurchased or redeemed (whether by exercise of a put or call, pursuant to an open market purchase, automatically or by means of another arrangement) by Station Corp. for cash or other consideration and subsequently cancelled, then the Managing Member shall cause the Company, immediately prior to such repurchase or redemption of Class A Common Stock, to redeem an equal number of Units held by Station Corp., at an aggregate redemption price equal to the aggregate purchase or redemption price of the Class A Common Stock being repurchased or redeemed by Station Corp. (plus any expenses related thereto) and upon such other terms as are the same for the Class A Common Stock being repurchased or redeemed by Station Corp.

Section 3.4                                    Changes in Class A Common Stock.  Any subdivision (by stock split, stock dividend, reclassification, recapitalization or otherwise) or combination (by reverse stock split, reclassification, recapitalization or otherwise) of Class A Common Stock shall be accompanied by an identical subdivision or combination, as applicable, of Units.

Section 3.5                                    Capital Contributions.  Except as expressly provided in Section 3.2(c) and Section 3.2(d) with respect to the Managing Member and in the Exchange Agreement, no Member shall be required to make any Capital Contributions without such Member’s consent.

Section 3.6                                    No Interest on Capital Contributions.  No Member shall be entitled to interest on or with respect to any Capital Contribution.

Section 3.7                                    Withdrawal and Return of Capital Contributions.  Except as provided in this Agreement, no Member shall be entitled to withdraw any part of such Member’s Capital Contribution or to receive distributions from the Company.

Section 3.8                                    Capital Accounts.

(a)                                 A separate Capital Account shall be maintained for each Member on the books of the Company, and adjustments to such Capital Accounts shall be made as follows:

(i)                                     A Member’s Capital Account shall be credited with any amounts of cash contributed by the Member to the Company, the Fair Market Value of any other property contributed to the Company (net of liabilities secured by the property that the Company is considered to assume or take subject to under Code section 752), the amount of any Company liabilities assumed by the Member (other than liabilities that are secured by any Company property distributed to such Member), and the Member’s allocable share of any Net Income and items of income or gain allocated to that Member; and

(ii)                                  A Member’s Capital Account shall be debited with the amount of cash distributed to the Member, the Fair Market Value of other Company property distributed to the Member (net of liabilities secured by such property that the Member is considered to assume or take subject to under Code section 752), the amount of any liabilities of the Member assumed by the Company (other than liabilities that are secured by property contributed by such Members), and the Member’s allocable share of Net Losses and items of loss, expense, or deduction allocated to that Member.

(b)                                 The foregoing provisions of this Section 3.8 and Sections 4.1 through 4.2 are intended to comply with section 1.704-1(b)(2)(iv) of the Regulations and shall be interpreted and applied in a manner consistent with such Regulations.  If the Managing Member, with the advice of the Company’s tax advisors, shall determine that it is prudent to modify the manner in which the Capital Accounts are computed in order to comply with section 1.704-1(b)(2)(iv) of the Regulations, the Managing Member may make such modification to the minimum extent necessary; provided that the Members are notified in writing of such modification prior to its effective date; provided, further, that the Managing Member shall have no liability to any Member for any exercise of or failure to exercise any such discretion to make any modifications permitted under this Section 3.8.

ARTICLE 4. ALLOCATION OF NET INCOME AND NET LOSS

Section 4.1                                    Allocations of Net Income and Net Losses.  Except as otherwise provided in Section 4.2, Net Income and Net Losses (and items thereof) for any Fiscal Year (or other applicable period) shall be allocated among the Members in a manner such that the Capital Account of each Member, immediately after giving effect to such allocation, is, as nearly as possible, equal (proportionately) to the amount of the distributions that would be made to such Member during such Fiscal Year (or other applicable period) pursuant to Section 5.1, based on the assumptions that (i) the Company is dissolved and terminated, (ii) its affairs are wound-up and each asset of the Company is sold for cash equal to its Fair Market Value, (iii) all Company liabilities are satisfied (limited with respect to each nonrecourse liability to the book value of the asset(s) securing such liability), and (iv) the net assets of the Company are distributed in accordance with Section 5.1 to the Members immediately after giving effect to such allocation (taking into account distributions made during such Fiscal Year or other applicable period).

Section 4.2                                    Special Allocations.

(a)                                 Losses, deduction and expenditures attributable to Member Nonrecourse Debt shall be allocated in the manner required by Regulations section 1.704-2(i).  If there is a net decrease during a taxable year in Member Minimum Gain, income and gain for such taxable year (and, if necessary, for subsequent taxable years) shall be allocated to the Members in the amounts and of such character as is determined according to Regulations section 1.704-2(i)(4).  This Section 4.2(a) is intended to be a “partner nonrecourse debt minimum gain chargeback” provision that complies with the requirements of Regulations section 1.704-2(i)(4), and shall be interpreted in a manner consistent therewith.

(b)                                 Except as otherwise provided in Section 4.2(a), if there is a net decrease in Company Minimum Gain during any taxable year, each Member shall be allocated income and gain for such taxable year (and, if necessary, for subsequent taxable years) in the amounts and of such character as is determined according to Regulations section 1.704-2(f).  This Section 4.2(b) is intended to be a “minimum gain chargeback” provision that complies with the requirements of Regulations section 1.704-2(f), and shall be interpreted in a manner consistent therewith.

(c)                                  If any Member that unexpectedly receives an adjustment, allocation or distribution described in Regulations section 1.704-1(b)(2)(ii)(d)(4), (5) or (6) has a deficit balance in its Adjusted Capital Account as of the end of any taxable year, computed after the application of Section 4.2(a) and Section 4.2(b) but before the application of any other provision of Section 4.1, Section 4.2 and Section 4.3, then income for such taxable year shall be allocated to such Member in proportion to, and to the extent of, such deficit balance.  This Section 4.2(c) is intended to be a “qualified income offset” provision as described in Regulations section 1.704-1(b)(2)(ii)(d) and shall be interpreted in a manner consistent therewith.

(d)                                 “Nonrecourse deductions” (as defined in Regulation sections 1.704-2(b)(1) and (c)) shall be allocated among the Members pro rata in accordance with their respective Percentage Interests.

(e)                                  No Net Loss (or items thereof) shall be allocated to a Member to the extent such allocation would cause or increase a deficit balance in the Adjusted Capital Account of such Member.  Instead, such Net Loss (and items thereof) shall be allocated among the other Members that have positive account balances in the same ratios that such other Members are allocated Net Loss for such year under Section 4.1 until all such positive balances have been reduced to zero.

(f)                                   The adjustments described in clause (d) of the definition of Gross Asset Value shall be allocated in a manner consistent with the manner that the adjustments to the Capital Accounts are required to be made pursuant to Regulations section 1.704-1(b)(2)(iv)(m).

(g)                                  The allocations set forth in Section 4.2(a) through Section 4.2(f) inclusive (the “Regulatory Allocations”) are intended to comply with certain requirements of section 1.704-1(b) and 1.704-2 of the Regulations.  The Regulatory Allocations may not be consistent with the manner in which the Members intend to allocate Net Income and Net Loss of the Company or to make Distributions.  Accordingly, notwithstanding the other provisions of Section 4.1, Section 4.2 and Section 4.3, but subject to the Regulatory Allocations, items of Net Income and Net Loss of the Company shall be allocated among the Members so as to eliminate the effect of the Regulatory Allocations and thereby cause the respective Capital Account balances of the Members to be in the amounts (or as close thereto as possible) they would have been if Net Income and Net Loss had been allocated without reference to the Regulatory Allocations.  In general, the Members anticipate that this shall be accomplished by specially allocating other Net Income and Net Loss among the Members so that the net amount of Regulatory Allocations and such special allocations to each such Member is zero.

Section 4.3                                    Allocations for Income Tax Purposes.  The income, gains, losses, deductions and credits of the Company for any Fiscal Year shall be allocated to the Members in the same manner as Net Income and Net Loss were allocated to the Members for such Fiscal Year pursuant to Sections 4.1 and 4.2; provided, however, that solely for Federal, state and local income and franchise tax purposes and not for book or Capital Account purposes, income, gain, loss and deduction with respect to any Company asset properly carried on the Company’s books at a value other than the tax basis of such Company asset shall be allocated for Federal, state and local income tax purposes in accordance with the “traditional method” described in section 1.704-3(b) of the Regulations.

Section 4.4                                    Tax Withholding and Entity-Level Taxes.  To the extent the Company is required by applicable law to withhold or to make tax payments on behalf of or with respect to any Member, the Managing Member is hereby authorized to withhold such amounts and make such tax payments as so required.  All amounts withheld pursuant to applicable law with respect to any Member or payable by the Company pursuant to Code section 6225 (or any similar provision of state, local or foreign law) that (as reasonably determined in good faith by the Managing Member based upon this Agreement) are attributable to or allocable to any Member (and, in each case, not paid to the Company by such Member pursuant to the immediately following sentence) shall be treated as distributed to such Member pursuant to Section 5.1 or Section 5.4, as reasonably determined by the Managing Member, for all purposes of this Agreement and shall reduce amounts such Member would otherwise be entitled to receive under Section 5.1 or Section 5.4, as applicable.  To the extent that at any time any such withheld or paid amounts exceeds the distributions that such Member would have received but for such withholding or payment, such Member shall, upon demand by the Company, as determined by the Managing Member, promptly pay to the Company the amount of such excess.  Each Member hereby agrees, severally and not jointly, to indemnify and hold harmless the Company and the other Members from and against any liability (including any liability for taxes, penalties, additions to tax or interest) with respect to income attributable to or distributions or other payments to such Member.

Section 4.5                                    Allocations to Transferred Interests.  If any Units in the Company are Transferred, increased or decreased during a Fiscal Year, all items of income, gain, loss, deduction and credit recognized by the Company for such Fiscal Year shall be allocated among the Members to take into account their varying interests during the Fiscal Year in any manner approved by the Managing Member, as then permitted by the Code.

ARTICLE 5. DISTRIBUTIONS

Section 5.1                                    Distributions.  Distributions shall be made to the Members, as and when determined by the Managing Member, pro rata in accordance with their respective Percentage Interests.  Except (i) for pro rata distributions to its Members in accordance with Sections 5.1 through 5.3, (b) for tax distributions in accordance with Section 5.4 or (iii) as authorized by written consent of each Member, the Company shall not make, and shall cause its subsidiaries not to make, any distributions (in cash or in kind), dividend payments or asset transfers to any Member or any direct or indirect equity holder of any Member.

Section 5.2                                    Successors.  For purposes of determining the amount of Distributions, each Member shall be treated as having made the Capital Contributions and as having received the Distributions made to or received by its predecessors in respect of any of such Member’s Units.

Section 5.3                                    Distributions In-Kind.  To the extent that the Company makes pro rata distributions of property in-kind to the Members, the Company shall be treated as making a Distribution equal to the Fair Market Value of such property for purposes of Section 5.1 and such property shall be treated as if it were sold for an amount equal to its Fair Market Value.  Any resulting gain or loss shall be allocated to the Members’ Capital Accounts in accordance with Article 4.

Section 5.4                                    Tax Distributions.

(a)                                 Subject to the limitations set forth in any indenture or other credit, or other financing and warehousing or similar agreement governing indebtedness or other liabilities of the Company or any of its subsidiaries, no later than the tenth (10th) day following the end of each Quarterly Estimated Tax Period of each Fiscal Year, the Company shall, to the extent of available cash of the Company, make a distribution in cash (each, a “Tax Distribution”), pro rata in accordance with the Percentage Interests in effect on the date of such Tax Distribution, in an amount equal to the excess of (i) the product of (x) the taxable income of the Company attributable to such period and all prior quarterly periods in such Fiscal Year, based upon (I) the information returns filed by the Company, as amended or adjusted to date, and (II) estimated amounts, in the case of periods for which the Company has not yet filed information returns (determined by disregarding any adjustment to the taxable income of any Member that arises under Code section 743(b) and is attributable to the acquisition by such Member of an interest in the Company in a transaction described in Code section 743(a)), multiplied by (y) the Assumed Tax Rate, over (ii) the aggregate amount of distributions made by the Company with respect to such Fiscal Year (treating any Tax Distribution made with respect to income for such Fiscal Year, regardless of when made, and any distribution other than a Tax Distribution made during such Fiscal Year, as being made with respect to such Fiscal Year).

(b)                                 If, at any time after the end of a U.S. federal income tax year of the Company, the Company has a True-Up Amount, then subject to the limitations set forth in any indenture or other credit, or other financing and warehousing or similar agreement governing indebtedness or other liabilities of the Company or any of its subsidiaries, the Company shall, to the extent of available cash of the Company, make a Tax Distribution in an amount equal to the True-Up Amount pro rata in accordance with the Percentage Interests in effect on the date of such Tax Distribution.

ARTICLE 6. BOOKS OF ACCOUNT, RECORDS
AND REPORTS, FISCAL YEAR, TAX MATTERS

Section 6.1                                    Books and Records.  Proper and complete records and books of account shall be kept by the Company in which shall be entered fully and accurately all transactions and other matters relative to the Company’s business as are usually entered into records and books of account maintained by Persons engaged in businesses of a like character, including the Capital Account established for each Member.  The Company’s books and records shall be kept in a manner determined by the Managing Member in its sole discretion to be most beneficial for the Company.  The books and records shall at all times be maintained at the principal office of the Company and shall be open to the inspection and examination of the Members or their duly authorized representatives for a proper purpose as set forth in Section 18-305 of the Act during reasonable business hours and at the sole cost and expense of the inspecting or examining Member.

Section 6.2                                    Annual Reports.  The Company shall prepare or cause to be prepared all Federal, state and local tax returns that the Company is required to file.  The Company shall use its best efforts to send to each Person who was a Member at any time during each Fiscal Year a copy of Schedule K-1 to Internal Revenue Service Form 1065 (or any successor form) indicating such Member’s share of the Company’s income, loss, gain, expense and other items relevant for Federal income tax purposes and corresponding analogous state and local tax forms within ninety (90) days after the end of such Fiscal Year.

Section 6.3                                    Tax Elections.  The Company shall make on the first U.S. federal income tax return due after the date hereof, and keep in effect, a valid election under Code section 754.  The Managing Member shall have the authority to make any and all other tax elections and other decisions relating to tax matters for Federal, state and local purposes.

Section 6.4                                    Fiscal Year.  The fiscal year of the Company (the “Fiscal Year”) shall be the calendar year; provided, however, that the last Fiscal Year of the Company shall end on the date on which the Company is terminated.

Section 6.5                                    Tax Matters Partner.  For purposes of Code section 6231(a)(7) as in effect prior to the enactment of the Bipartisan Budget Act of 2015 and Code section 6223(a) as amended by the Bipartisan Budget Act of 2015, the Company and each Member hereby designate Station Corp. as the “tax matters partner” and the “partnership representative,” respectively (collectively, the “Tax Matters Partner”).  The Managing Member may remove or replace the Tax Matters Partner at any time and from time to time.  The Tax Matters Partner is specifically directed and authorized to take whatever steps may be necessary or desirable to perfect such designation, including filing any forms or documents with the Internal Revenue Service and taking such other action as may from time to time be required under the Regulations.  The Company shall indemnify and reimburse, to the fullest extent permitted by law, the Tax Matters Partner for all expenses (including legal and accounting fees) incurred as Tax Matters Partner while acting in good faith pursuant to this Section 6.5.

Section 6.6                                    Amended Returns.  In the event of an adjustment by the Internal Revenue Service of any item of income, gain, loss, deduction or credit of the Company for a taxable year of the Company beginning after December 31, 2017 under Code section 6225(a) (a “Partnership Audit Adjustment”) that results, or would with the passing of time result, in a final assessment under Code section 6232, unless the Managing Member elects not to apply the provisions of this Section 6.6, upon the receipt of an amended Schedule K-1 from the Partnership (other than pursuant to Code section 6226), each Member (and each former Member) agrees to file an amended return as provided under Code section 6225(c)(2) taking into account all Partnership Audit Adjustments allocated to such Member (or former Member) as proposed in the Partnership Audit Adjustment (or, for the avoidance of doubt, as otherwise allocated pursuant to this Agreement if not allocated in the Partnership Audit Adjustment), and to pay the amount of any tax (including any interest and penalties thereon) due with respect to such amended return in such a manner and in such amount that the amount of any “imputed underpayment” of the Company, within the meaning of Code section 6225(a)(1), otherwise resulting from the Member’s (or former Member’s) allocable share of the Partnership Audit Adjustment is determined without regard to the portion of the Partnership Audit Adjustment taken into account by such Member (or former Member) on such amended return.

ARTICLE 7. POWERS, RIGHTS AND DUTIES OF THE MEMBERS

Section 7.1                                    Limitations.  Other than as set forth in this Agreement, the Members shall not participate in the management or control of the Company’s business nor shall they transact any business for the Company, nor shall they have the power to act for or bind the Company, said powers being vested solely and exclusively in the Managing Member.  The Managing Member shall constitute the “Manager” of the Company within the meaning of the Act.  The Members shall have no interest in the properties or assets of the Managing Member, or any equity therein, or in any proceeds of any sales thereof (which sales shall not be restricted in any respect), by virtue of acquiring or owning an Interest in the Company.

Section 7.2                                    Liability.  Subject to the provisions of the Act, no Member shall be liable for the repayment, satisfaction or discharge of any Company liabilities in excess of the balance of such Member’s Capital Account.  No Member shall be personally liable for the return of any portion of the Capital Contributions (or any return thereon) of any other Member.

Section 7.3                                    Priority.  Except as otherwise provided in this Agreement, no Member shall have priority over any other Member as to Company allocations or distributions.

Section 7.4                                    Member Standard of Care.  To the fullest extent permitted by law, no Member other than the Managing Member, but solely in its capacity as Managing Member, shall, in its capacity as a Member, have any fiduciary or other duties to the Company or to any other Member, other than any duties expressly set forth in this Agreement.  To the extent that any Member, other than the Managing Member in its capacity as such, has any liabilities or duties at law or in equity in its capacity as a Member, including fiduciary duties or other standards of care, such liabilities and duties are hereby expressly eliminated and disclaimed by the Company and the Members to the fullest extent permitted by law.

ARTICLE 8. MANAGEMENT

Section 8.1                                    The Managing Member; Delegation of Authority and Duties.

(a)                                 Authority of Managing Member.  Subject to the provisions of this Agreement, the business, property and affairs of the Company shall be managed under the sole, absolute and exclusive direction of the Managing Member.  Without limiting the foregoing provisions of this Section 8.1(a) and subject to the provisions of this Agreement, the Managing Member shall have the sole power to manage or cause the management of the Company, including, without limitation, the power and authority to effectuate the sale, lease, transfer, exchange or other disposition of any, all or substantially all of the assets of the Company (including, but not limited to, the exercise or grant of any conversion, option, privilege or subscription right or any other right available in connection with any assets at any time held by the Company) or the merger, consolidation, reorganization or other combination of the Company with or into another entity.

(b)                                 Other Members.  No Member who is not also a Managing Member, in his or her or its capacity as such, shall participate in or have any control over the business of the Company.  Except as expressly provided herein, the Units, other Capital Stock in the Company, or the fact of a Member’s admission as a member of the Company do not confer any rights upon the Members to participate in the management of the affairs of the Company.  Except as expressly provided herein, no Member other than the Managing Member shall have any right to approve or otherwise consent to any matter involving the Company, including with respect to any merger, consolidation, combination or conversion of the Company, or any other matter that a Member might otherwise have the ability to vote or consent with respect to under the Act, at law, in equity or otherwise.  The conduct, control and management of the Company shall be vested exclusively in the Managing Member.  In all matters relating to or arising out of the conduct of the operation of the Company, the decision of the Managing Member shall be the decision of the Company.  Except as required by law or by separate agreement with the Company, no Member who is not also a Managing Member (and acting in such capacity) shall take any part in the management or control of the operation or business of the Company in its capacity as a Member, nor shall any Member who is not also a Managing Member (and acting in such capacity) have any right, authority or power to act for or on behalf of or bind the Company in his or her or its capacity as a Member in any respect or assume any obligation or responsibility of the Company or of any other Member.

(c)                                  Delegation by Managing Member.  The Managing Member shall have the power and authority to delegate to one or more other Persons the Managing Member’s rights and powers to manage and control the business and affairs of the Company, including to delegate to agents and employees of the Member or the Company, and to delegate by a management agreement or another agreement with, or otherwise to, other Persons.  The Managing Member may authorize any Person (including any Member or Officer of the Company or the Managing Member) to enter into and perform any document on behalf of the Company.

(d)                                 Fiduciary Obligations.  The Managing Member shall owe the same fiduciary duties to the Members and the Company and, as applicable, the creditors of the Company, as are owed by directors of a Delaware corporation to such corporation and the stockholders and, as applicable, the creditors of such corporation; provided, however, that the Managing Member shall not be liable to the Company or the Members or such creditors for monetary damages for breach of fiduciary duty as the Managing Member, except for liability (A) for any breach of such member’s duty of loyalty to the Company or the Members or such creditors, (B) for acts or omissions not in good faith or which involve intentional misconduct or a knowing violation of law, (C) under Section 174 of the General Corporation Law of the State of Delaware, or (D) for any transaction from which such member derived any improper personal benefit.  In furtherance of the foregoing, creditors of the Company shall have the express right to bring claims directly or on behalf of the Company for breach of the fiduciary duties of the Managing Member to the same extent such creditors would have such right if the Company were a Delaware corporation (and if creditors of a Delaware corporation would not have the right to bring any such claim, the creditors of the Company will have no right to bring such claim against the Company).

Section 8.2                                    Officers.

(a)                                 Designation and Appointment.  Subject to applicable Gaming Laws, the Managing Member may, from time to time, employ and retain Persons as may be necessary or appropriate for the conduct of the Company’s business, including employees, agents and other Persons (any of whom may be a Member) who may be designated as officers of the Company (each, an “Officer” and, collectively, “Officers”), with such titles as and to the extent authorized by the Managing Member.  Any number of offices may be held by the same Person.  In its discretion, the Managing Member may choose not to fill any office for any period as it may deem advisable.  Officers need not be residents of the State of Delaware or Members.  Any Officers so designated shall have such authority and perform such duties as the Managing Member may from time to time delegate to them.  The Managing Member may assign titles to particular Officers.  Each Officer shall hold office until his successor shall be duly designated and shall qualify or until his death or until he shall resign or shall have been removed in the manner hereinafter provided.  The salaries or other compensation, if any, of the Officers of the

Company shall be fixed from time to time by the Managing Member.  Designation of an Officer shall not of itself create any contractual or employment rights.

(b)                                 Resignation and Removal.  Any Officer may resign as such at any time.  Such resignation shall be made in writing and shall take effect at the time specified therein, or if no time is specified, at the time of its receipt by the Managing Member.  The acceptance of a resignation shall not be necessary to make it effective, unless expressly so provided in the resignation.  Any Officer may be removed as such, either with or without cause at any time by the Managing Member.

(c)                                  Standard of Care.

(i)                                     The officers of the Company shall owe the same fiduciary duties to the Members and the Company and, as applicable, the creditors of the Company, as are owed by officers of a Delaware corporation to such corporation and the stockholders and, as applicable, the creditors of such corporation; provided, however, that an officer of the Company shall not be personally liable to the Company or the Members or such creditors for monetary damages for breach of fiduciary duty as an officer of the Company, except for liability (A) subject to paragraph (ii) below, for any breach of such officer’s duty of loyalty to the Company or the Members or such creditors, (B) for acts or omissions not in good faith or which involve intentional misconduct or a knowing violation of law, or (C) for any transaction from which such officer derived any improper personal benefit.  In furtherance of the foregoing, creditors of the Company shall have the express right to bring claims directly or on behalf of the Company for breach of the fiduciary duties of the officers of the Company to the same extent such creditors would have such right if the Company were a Delaware corporation (and if creditors of a Delaware corporation would not have the right to bring any such claim, the creditors of the Company will have no right to bring such claim against the Company).

(ii)                                  Notwithstanding anything to the contrary set forth in this Agreement, to the extent that officers of the Company have any fiduciary or similar duties to the Company pursuant to the laws of the State of Nevada or the State of Delaware, whether in law or in equity, that result solely from the fact that such individual is an officer of the Company and that are more expansive than those contemplated by this Section 8.4(c), such duties are hereby modified to the extent permitted under the Act to those contemplated by this Section 8.4(c).

Section 8.3                                    Duties of Officers.  The Officers, in the performance of their duties as such, shall owe to the Company duties of loyalty and due care of the type owed by officers of a Delaware corporation pursuant to the laws of the State of Delaware.

Section 8.4                                    Existence and Good Standing.  The Managing Member may take all action which may be necessary or appropriate (i) for the continuation of the Company’s valid existence as a limited liability company under the laws of the State of Delaware (and of each other jurisdiction in which such existence is necessary to enable the Company to conduct the business in which it is engaged) and (ii) for the maintenance, preservation and operation of the business of the Company in accordance with the provisions of this Agreement and applicable laws and regulations.  The Managing Member may file or cause to be filed for recordation in the office of the appropriate authorities of the State of Delaware, and in the proper office or offices in each other jurisdiction in which the Company is formed or qualified, such certificates (including certificates of limited liability companies and fictitious name certificates) and other documents as are required by the applicable statutes, rules or regulations of any such jurisdiction or as are required to reflect the identity of the Members and the amounts of their respective capital contributions.

Section 8.5                                    Investment Company Act.  The Managing Member shall use its best efforts to assure that the Company shall not be subject to registration as an investment company pursuant to the Investment Company Act of 1940, as amended.

Section 8.6                                    Indemnification of the Managing Member, Officers and Agents.

(a)                                 The Company shall indemnify and hold harmless the Managing Member and its Affiliates, and the former and current officers, agents and employees of the Company, the Managing Member and each such Affiliate (each, an “Indemnified Party”), from and against any loss, expense, damage or injury suffered or sustained by them, by reason of any acts, omissions or alleged acts or omissions arising out of their activities on behalf of the Company or in furtherance of the interests of the Company, including any judgment, award, settlement, reasonable attorneys’ fees and other costs or expenses incurred in connection with the defense of any actual or threatened action, proceeding or claim if the acts, omissions or alleged acts or omissions upon which such actual or threatened action, proceeding or claims are based were not a result of fraud, gross negligence or willful misconduct by such Indemnified Party.  Any indemnification pursuant to this Section 8.6 shall only be from the assets of the Company.

(b)                                 Expenses (including reasonable attorneys’ fees) incurred by an Indemnified Party in a civil or criminal action, suit or proceeding shall be paid by the Company in advance of the final disposition of such action, suit or proceeding; provided that if an Indemnified Party is advanced such expenses and it is later determined that such Indemnified Party was not entitled to indemnification with respect to such action, suit or proceeding, then such Indemnified Party shall reimburse the Company for such advances.

(c)                                  No amendment, modification or deletion of this Section 8.6 shall apply to or have any effect on the right of any Indemnified Party to indemnification for or with respect to any acts or omissions of such Indemnified Party occurring prior to such amendment, modification or deletion.

Section 8.7                                    Certain Costs and Expenses.  The Company shall (i) pay, or cause to be paid, all costs, fees, operating expenses and other expenses of the Company (including the costs, fees and expenses of attorneys, accountants or other professionals and the compensation of all personnel providing services to the Company) incurred in pursuing and conducting, or otherwise related to, the activities of the Company and (ii) to the extent that such payments may be made in compliance with the terms of the agreements governing the Company’s debt obligations and applicable law, the Company shall pay or reimburse the Managing Member for (A) all costs, fees or expenses incurred by the Managing Member in connection with the IPO, other than the payment obligations of the Managing Member under the Tax Receivable

Agreement and the income, franchise (except as provided in this Section 8.7) or similar tax obligations of the Managing Member, and (B) all costs, fees or expenses incurred by the Managing Member in connection with serving as the Managing Member.  To the extent that the Managing Member determines in good faith that such expenses are related to the business and affairs of the Company or any of its subsidiaries (including expenses that relate to the business and affairs of the Company or any of its subsidiaries and that also relate to other activities of the Managing Member), the Managing Member may cause the Company to pay or bear all expenses of the Managing Member, including costs of securities offerings not borne directly by Members, compensation and meeting costs of the board of directors of the Managing Member, costs relating to periodic reports to stockholders of the Managing Member, litigation costs and damages arising from litigation, accounting and legal costs incurred by the Managing Member and franchise taxes arising from the existing or business activities of the Managing Member, provided that the Company shall not pay or bear any income or similar tax obligations of the Managing Member.

ARTICLE 9. TRANSFERS OF INTEREST BY MEMBERS

Section 9.1                                    Restrictions on Transfers of Interests by Members.  No Member may sell, assign, pledge or in any manner dispose of or create or suffer the creation of a security interest in or any encumbrance (it being agreed that no provision under the Exchange Agreement shall constitute an encumbrance for purposes hereof) on all or a portion of its Interest in the Company (the commission of any such act being referred to as a “Transfer,” any person who effects a Transfer being referred to as a “Transferor” and any person to whom a Transfer is effected being referred to as a “Transferee”) except in accordance with the terms and conditions set forth in this Article 9.  No Transfer of an Interest in the Company shall be effective until such time as all requirements of this Article 9 in respect thereof have been satisfied and, if consents, approvals or waivers are required under this Agreement by the Managing Member, all of the same shall have been confirmed in writing by the Managing Member.  Any Transfer or purported Transfer of an Interest in the Company not made in accordance with this Agreement (a “Void Transfer”) shall be null and void and of no force or effect whatsoever.  Any amounts otherwise distributable under Article 5 or Article 10 in respect of an Interest in the Company that has been the subject of a Void Transfer may be withheld by the Company until the Void Transfer has been rescinded, whereupon the amount withheld (after reduction by any damages suffered by the Company attributable to such Void Transfer) shall be distributed without interest to the rightful holder of such Interest.

Section 9.2                                    Transfer of Interest of Members.

(a)                                 A Member may not Transfer all or any portion of its Interest in the Company to any Person without the consent of the Managing Member (which consent shall not be unreasonably withheld, conditioned or delayed); provided that, subject to Section 9.3, a Member may, without the consent of the Managing Member or any other Member, Transfer all or a portion of its Interest in the Company (i) to one or more of its Permitted Transferees or (ii) pursuant to the Exchange Agreement.

(b)                                 The Transferee of a Member’s Interest in the Company may be admitted to the Company as a Substituted Member upon the prior written consent of the Managing

Member (which consent shall not be unreasonably withheld, conditioned or delayed).  Unless a Transferee of a Member’s Interest in the Company is admitted as a Substituted Member under this Section 9.2(b), it shall have none of the powers of a Member hereunder and shall have only such rights of an assignee under the Act as are consistent with this Agreement.  No Transferee of a Member’s Interest shall become a Substituted Member unless such Transfer shall be made in compliance with Sections 9.2(a) and 9.3.

(c)                                  Upon the Transfer of the entire Interest in the Company of a Member and effective upon the admission of its Transferee as a Member, the Transferor shall be deemed to have withdrawn from the Company as a Member.

(d)                                 Upon the death, dissolution, resignation or withdrawal in contravention of Section 12.1, or the bankruptcy of a Member (the “Withdrawing Member”), the Company shall have the right to treat such Member’s successor(s)-in-interest as assignee(s) of such Member’s Interest in the Company, with none of the powers of a Member hereunder and with only such rights of an assignee under the Act as are consistent with this Agreement.  For purposes of this Section 9.2(d), if a Withdrawing Member’s Interest in the Company is held by more than one Person (for purposes of this clause (d), the “Assignees”), the Assignees shall appoint one Person with full authority to accept notices and distributions with respect to such Interest in the Company on behalf of the Assignees and to bind them with respect to all matters in connection with the Company or this Agreement.

(e)                                  Upon request of the Company, each Member agrees to provide to the Company information regarding its adjusted tax basis in its Interests along with documentation substantiating such amount, and any other information, documentation and certification necessary for the Company to comply with Code section 743 and the Regulations thereunder.

(f)                                   The Company shall reflect each Transfer and admission of a Member authorized under this Article 9 by amending the Schedule of Members maintained pursuant to Section 3.1.

(g)                                  To the extent that any Units are Transferred in accordance with this Article 9 by any Member (other than the Managing Member), the Transferor shall Transfer to the Transferee an equal number of shares of Class B Common Stock.  No Member (other than the Managing Member) shall Transfer any such shares except to a Transferee of an equal number of Units pursuant to a Transfer made in accordance with this Article 9.

Section 9.3                                    Further Requirements.  In addition to the other requirements of Section 9.2, and unless waived in whole or in part by the Managing Member, no Transfer of all or any portion of an Interest in the Company may be made unless the following conditions are met:

(a)                                 The Transferor or Transferee shall have paid all reasonable costs and expenses, including attorneys’ fees and disbursements and the cost of the preparation, filing and publishing of any joinder or amendment to this Agreement or the Certificate, incurred by the Company in connection with the Transfer;

(b)                                 The Transferor shall have delivered to the Company a fully executed copy of all documents relating to the Transfer, executed by both the Transferor and the Transferee, and the agreement of the Transferee in writing and otherwise in form and substance reasonably acceptable to the Managing Member to:

(i)                                     be bound by the terms imposed upon such Transfer by the terms of this Agreement; and

(ii)                                  assume all obligations of the Transferor under this Agreement relating to the Interest in the Company that is the subject of such Transfer;

(c)                                  The Managing Member shall have been reasonably satisfied, including, at its option, having received an opinion of counsel to the Company reasonably acceptable to the Managing Member, that:

(i)                                     the Transfer will not cause the Company to be treated as an association taxable as a corporation for Federal income tax purposes;

(ii)                                  the Transfer will not cause the Company to be treated as a “publicly traded partnership” within the meaning of Code section 7704;

(iii)                               any such Transfer that does not constitute an exchange pursuant to the Exchange Agreement will not cause a termination of the Company under Code Section 708; and

(iv)                              the Transfer does not require registration under the Securities Act or any rules or regulations thereunder.

Any waivers from the Managing Member under this Section 9.3 shall be given or denied as reasonably determined by the Managing Member.

Section 9.4                                    Exchange.

(a)                                 Each Member, other than Station Corp., that is not party to the Exchange Agreement shall be entitled to exchange Units and shares of Class B Common Stock on the terms and conditions set forth in the Exchange Agreement as if such Member were party thereto.

(b)                                 The Managing Member may require all Members (other than the Managing Member) holding Units to exchange all such Units and shares of Class B Common Stock held by them subject to the terms and conditions of the Exchange Agreement or, if such Member is not a party to the Exchange Agreement, on terms substantially similar to the Exchange Agreement, in connection with a Change of Control.

Section 9.5                                    Consequences of Transfers Generally.

(a)                                 In the event of any Transfer or Transfers permitted under this Article 9, the Transferor and the Interest in the Company that is the subject of such Transfer shall remain subject to this Agreement, and the Transferee shall hold such Interest in the Company subject to all unperformed obligations of the Transferor.  Any successor or Transferee hereunder shall be subject to and bound by this Agreement as if originally a party to this Agreement.

(b)                                 Unless a Transferee of a Member’s Interest becomes a Substituted Member, such Transferee shall have no right to obtain or require any information or account of Company transactions, or to inspect the Company’s books or to exercise any rights of approval reserved only to admitted Members of the Company with respect to Company matters.  Such a Transfer shall, subject to the last sentence of Section 9.1, merely entitle the Transferee to receive the share of distributions, Net Income, Net Loss and items of income, gain, deduction and loss to which the Transferor otherwise would have been entitled.  Each Member agrees that such Member will, upon request of the Managing Member, execute such certificates or other documents and perform such acts as the Managing Member deems appropriate after a Transfer of such Member’s Interest in the Company (whether or not the Transferee becomes a Substituted Member) to preserve the limited liability of the Members under the laws of the jurisdictions in which the Company is doing business.

(c)                                  The Transfer of a Member’s Interest in the Company and the admission of a Substituted Member shall not be cause for dissolution of the Company.

Section 9.6                                    Capital Account; Percentage Interest.  Any Transferee of a Member under this Article 9 shall, subject to the last sentence of Section 9.1, succeed to the portion of the Capital Account and Percentage Interest so Transferred to such Transferee.

Section 9.7                                    Additional Filings.  Upon the admission of a Substituted Member under Section 9.2, the Company shall cause to be executed, filed and recorded with the appropriate governmental agencies such documents (including amendments to this Agreement) as are required to accomplish such substitution.

ARTICLE 10. REGISTRATION RIGHTS

Section 10.1                             Demand Registrations.

(a)                                 Timing of Demand Registrations.  Subject to the obligations of Station Corp. and the Company under Section 5(h) of the Underwriting Agreement dated on or about the date hereof and applicable Gaming Laws, any Major Holder, acting alone or jointly with other Major Holders (the “Exercising Holders”), may request registration under the Securities Act (a “Demand Registration”) of the offer and sale of all or any portion of such Major Holders’ Registrable Securities on Form S-1 or any similar long-form registration (a “Long-Form Registration”) or, if available, on Form S-3 or any similar short-form registration (a “Short-Form Registration”) or pursuant to a Shelf Takedown Prospectus Supplement.

(b)                                 Numbers and Allocation of Demand Registrations.

(i)                                     Long-Form Registrations.  Each of the Fertitta Majority Holder and the DB Majority Holder shall be entitled to request three Long-Form Registrations pursuant to this Section 10.1.

(ii)                                  Short-Form Registrations.  The Major Holders shall be entitled to request an unlimited number of Short-Form Registrations and Shelf Takedown Prospectus Supplements pursuant to this Section 10.1.  Demand Registrations will be Short-Form Registrations whenever Station Corp. is permitted to use any applicable short form and Shelf Takedown Prospectus Supplements whenever Station Corp. has a Shelf Registration Statement filed pursuant to Section 10.1(e) that is effective.

(c)                                  Participation.  Within five (5) days of the receipt of any request for a Demand Registration (including any Shelf Takedown Prospectus Supplement with respect to an underwritten offering), Station Corp. shall give written notice of such request to all Holders.  Subject to the provisions of this Section 10.1 (including Section 10.1(d)), Station Corp. shall include in such Demand Registration all Registrable Securities that the Holders request to be registered in a written request from such Holders received by Station Corp. within (x) five (5) days following the mailing of Station Corp.’s notice pursuant to this Section 10.1(c) with respect to any Shelf Takedown Prospectus Supplement with respect to an underwritten offering and (y) thirty (30) days of the mailing of Station Corp.’s notice pursuant to this Section 10.1(c) with respect to any other registration.  Subject to Section 10.1(d), Station Corp. may include in such Demand Registration securities for sale for its own account or for the account of other security holders.  Notwithstanding the foregoing, Station Corp. shall not be required under this Section 10.1(c) to include any Holder’s Registrable Securities in any underwritten offering made pursuant to this Section 10.1(c) unless such Holder accepts the terms of the underwriting as agreed upon between the Major Holders and the underwriters selected by them and enters into an underwriting agreement in customary form with an underwriter or underwriters selected by the Major Holders.

(d)                                 Priority on Demand Registrations.  Station Corp. shall not include in any Demand Registration any securities which are not Registrable Securities of a Holder without the prior written consent of the Exercising Holder(s).  If a Demand Registration is an underwritten offering and the managing underwriters advise Station Corp. in writing that in their opinion the number of Registrable Securities and, if permitted hereunder, other securities requested to be included in such offering exceeds the number of Registrable Securities and other securities, if any, which can be sold in an orderly manner in such offering within a price range acceptable to the Exercising Holder(s), Station Corp. shall include in such Demand Registration (i) first, the Registrable Securities of the Holders on a pro rata basis based on the number of Registrable Securities requested to be included by such Holders in such Demand Registration; (ii) second, shares of Class A Common Stock or other shares of capital stock proposed to be sold by Station Corp.; and (iii) third, if permitted hereunder, any other securities requested to be included in such Demand Registration which securities, in the opinion of such underwriters, can be sold in an orderly manner within the price range of such offering; provided, that, in the event the Holders are not permitted as a result of such underwriter’s advice to include at least 90% of the Registrable Securities requested to be included in such registration by such Holders, then such request and related registration shall not count towards the number of Demand Registrations which the Major Holders are entitled to request pursuant to Section 10.1(b).

(e)                                  Shelf Registration.  (i) As promptly as practicable following the expiration of the period set forth in Section 5(h) of the Underwriting Agreement, and provided that the Company is then eligible to file a registration statement in accordance with Rule 415 under the Securities Act or any similar rule that may be adopted by the SEC (a “Shelf Registration Statement”), the Company shall file a Shelf Registration Statement registering the sale of all Registrable Securities of each Holder with respect to which the Company receives a written request for inclusion therein (together with all duly completed and executed questionnaires and other documents reasonably requested by the Company and necessary to enable it to include such Holder as a selling stockholder) within thirty (30) days after the date that the Company delivers notice to each Holder of Registrable Securities of its intention to file such Shelf Registration Statement, which notice the Company shall deliver no less than thirty (30) days prior to the expiration of the period set forth in Section 5(h) of the Underwriting Agreement.  The Company shall use its best efforts to have such Shelf Registration Statement declared effective by the SEC as soon as practicable thereafter and shall, notwithstanding Sections 10.4(a) and 10.4(k), keep such Shelf Registration Statement continuously effective (and supplemented and amended as required by the provisions of Section 10.4) to the extent necessary to ensure that it is available for resales of Registrable Securities included in such registration, and to ensure that it conforms with the requirements of this Agreement, the Securities Act and the policies, rules and regulations of the SEC as announced from time to time, from the effective date of such Shelf Registration Statement until the earlier of (i) the date all Registrable Securities covered by such Shelf Registration Statement have been sold in the manner set forth and as contemplated in such Shelf Registration Statement and (ii) the Registrable Securities held by the Major Holders have been sold pursuant to Rule 144 of the Securities Act.

(ii)  Subject to the provisions of Section 10.1(f), the Major Holders may, at any time and from time to time, request in writing (which request shall specify the Registrable Securities intended to be disposed of by such Major Holders and the intended method of distribution thereof) to sell pursuant to a prospectus supplement (a “Shelf Takedown Prospectus Supplement”) Registrable Securities of such Major Holders available for sale pursuant to such Shelf Registration Statement.  The Company shall use its commercially reasonable efforts to, not later than the seventh (7th) Business Day after the receipt of the initial request to file a Shelf Takedown Prospectus Supplement from the applicable Major Holder, cause to be filed the Shelf Takedown Prospectus Supplement.

(iii)  Notwithstanding the foregoing, the Company may, for valid business reasons, including that the continued use of the Shelf Registration Statement or Shelf Takedown Prospectus Supplement at any time would require Station Corp. to make an Adverse Disclosure, notify Holders that the Shelf Registration Statement or any Prospectus included therein, including a Shelf Takedown Prospectus Supplement, is not effective or useable for offers or resales of Registrable Securities; provided, however, that Station Corp. shall not be permitted to exercise such a suspension in the event of an Adverse Disclosure (i) more than two times during any twelve (12)-month period, or (ii) for a period exceeding forty-five (45) days on any one occasion.  Each Holder agrees that upon receipt of any such notice pursuant to this Section 10.1(e)(iii), it will discontinue use of the Prospectus contained in the Shelf Registration Statement until receipt of copies of the amended Prospectus relating thereto or until advised in writing by the Company that the use of the Prospectus may be resumed.

(f)                                   Restrictions on Demand Registrations.  Station Corp. shall not be obligated to effect any Demand Registration pursuant to this Section 10.1 (including filing a

Registration Statement or any Shelf Takedown Prospectus Supplement) within three months after the effective date of a previous Demand Registration or Shelf Takedown Prospectus Supplement pursuant to this Section 10.1 or a previous registration under which the Holders had piggyback rights pursuant to Section 10.2 hereof (irrespective of whether such rights were exercised).  Station Corp. may postpone for up to two months the filing or the effectiveness of a Registration Statement for a Demand Registration (including any Shelf Takedown Prospectus Supplement) if, based on the good-faith judgment of Station Corp.’s Board of Directors (after consultation with its legal and financial advisors), such Demand Registration would reasonably be expected to have a material adverse effect on any proposal or plan by Station Corp. or any of its subsidiaries to engage in any acquisition of assets (other than in the ordinary course of business) or any merger, consolidation, tender offer, reorganization, joint venture or other transaction material to the business of Station Corp., as determined by the Board of Directors of Station Corp. in its good-faith reasonable judgment (an “Adverse Disclosure”); provided, that in such event, the Exercising Holders(s) initially requesting such Demand Registration shall be entitled to withdraw such request and, if such request is withdrawn, such Exercising Holder(s) shall retain their rights pursuant to this Section 10.1 as if the request for such Demand Registration was not made and any related registration shall not count as one of the permitted Demand Registrations of the Major Holders under this Section 10.1 and Station Corp. shall pay all Registration Expenses in connection with such registration; provided, further, that, following the postponement of a filing or the effectiveness of a Registration Statement pursuant to this sentence (whether or not the request for the applicable Demand Registration is subsequently withdrawn), Station Corp. may not, in the same calendar year, postpone the filing or effectiveness of any other Registration Statement under this sentence other than in respect of any requests for Demand Registrations made within two months of the initial request that was subject to the postponement.  Station Corp. shall provide written notice to the Holders of (x) any postponement or withdrawal of the filing or effectiveness of a Registration Statement pursuant to this Section 10.1(f), (y) Station Corp.’s decision to file or seek effectiveness of such Registration Statement following such withdrawal or postponement and (z) the effectiveness of such Registration Statement.

(g)                                  Selection of Underwriters.  The Major Holders participating in any underwritten offering pursuant to this Section 10.1 shall collectively select the managing underwriter or underwriters to administer the corresponding offering with the consent of the Company, which shall not be unreasonably withheld.

Section 10.2                             Piggyback Registrations.

(a)                                 Piggyback Rights.  If (but without any obligation to do so) Station Corp. proposes to register, whether or not for its own account, any Capital Stock in Station Corp. in connection with the public offering for cash of such securities (but excluding any (i) registration made pursuant to Section 10.1, (ii) registration relating solely to the sale of securities to participants in a Company sponsored benefit plan on Form S-1 or Form S-8 under the Securities Act or similar forms that may be promulgated under the Securities Act in the future and (iii) registration relating to a corporate reorganization, acquisition or other transaction under Rule 145 of the Securities Act on Form S-4 under the Securities Act or similar forms that may be promulgated under the Securities Act in the future), Station Corp. shall, at such time, promptly give each Holder written notice of such registration.  Upon the written request of each Holder given in writing to Station Corp. within fifteen (15) days after receipt of such notice by Station Corp., Station Corp. shall, subject to the provisions of this Section 10.2, include in the Registration Statement all of the Registrable Securities that each such Holder has requested to be registered.

(b)                                 Right to Terminate Registration.  Station Corp. shall have the right to terminate or withdraw any registration initiated by it under this Section 10.2 prior to the effectiveness of such registration and the commencement of the public offer of the securities covered by such registration whether or not any Holder has elected to include securities in such registration.  The expenses of such withdrawn registration shall be borne by Station Corp. in accordance with Section 10.5 hereof.  Any such withdrawal shall be without prejudice to the rights of any Holder to request that a registration be effected under Section 10.1 or to be included in subsequent registrations under Section 10.2(a).

(c)                                  Underwriting Requirements.  In connection with any offering involving an underwriting of shares of common stock for the benefit of Station Corp. or any security holder of Station Corp., Station Corp. shall not be required under this Section 10.2 to include any of the Holders’ Registrable Securities in such underwriting pursuant to this Section 10.2 unless they accept the terms of the underwriting as agreed upon between Station Corp. and the underwriters selected by it and enter into an underwriting agreement in customary form with an underwriter or underwriters selected by Station Corp.  Notwithstanding any other provision of this Section 10.2, if the managing underwriters with respect to the proposed offering advise Station Corp. in writing that in their opinion the number of securities requested to be included in such registration exceeds the number of securities which can be sold in such offering without being likely to have a material adverse effect on the offering of securities as then contemplated (including a material adverse effect on the price at which it is proposed to sell the securities), then Station Corp. shall so advise all holders of securities that would otherwise be included in such registration, and the number of shares that may be included in the registration shall be allocated:  (i) first, to securities being sold for the account of Station Corp., (ii) second, pro rata among the Holders electing to participate in such registration in accordance with this Section 10.2 according to the total amount of Registrable Securities requested to be included in such registration, and (iii) last, pro rata among the other selling security holders of Station Corp. according to the total amount of securities requested to be included in such registration.

(d)                                 Selection of Underwriters.  Station Corp. shall have the right to select the managing underwriter or underwriters to administer any offering pursuant to this Section 10.2.

Section 10.3                             [Reserved.]

Section 10.4                             Obligations of Station Corp.  Whenever required under this Article 5 to effect the registration of any Registrable Securities, Station Corp. shall, as expeditiously as reasonably possible:

(a)                                 prepare and file with the SEC a Registration Statement with respect to such Registrable Securities and use its best efforts to cause such Registration Statement to become effective, and, subject to Section 10.1(e), keep such Registration Statement effective for a period of up to one hundred eighty (180) days or, if earlier, until the distribution contemplated in the Registration Statement has been completed;

(b)                                 prepare and file with the SEC such amendments and supplements to such Registration Statement and the prospectus used in connection with such registration as may be necessary to comply with the provisions of the Securities Act with respect to disposition of all securities covered by such Registration Statement for the period set forth in paragraph (a) above or Section 10.1(e), as applicable;

(c)                                  furnish to each selling Holder and their counsel selected in accordance with Section 10.6 copies of all documents proposed to be filed with the SEC in connection with such registration, which documents will be provided to such counsel and each selling Holder prior to the filing thereof;

(d)                                 furnish to the selling Holders, without charge, such number of (i) conformed copies of the Registration Statement and of each amendment or supplement thereto (in each case including all exhibits and documents filed therewith), and (ii) copies of the prospectus included in such Registration Statement, including each preliminary prospectus and any summary prospectus, in conformity with the requirements of the Securities Act, and such other documents, in each case, as they may reasonably request in order to facilitate the disposition of Registrable Securities held by them in accordance with the intended method or methods of such disposition;

(e)                                  in the event of any underwritten public offering, enter into and perform its obligations under an underwriting agreement or placement agreement, as applicable, in usual and customary form, with the managing underwriters or placement agent, as applicable, of such offering and enter into such other agreements and take such other actions in order to expedite or facilitate the disposition of such Registrable Securities, including preparing for, and participating in, “road shows” and all other customary selling efforts, all as the underwriters reasonably request;

(f)                                   notify each selling Holder covered by such Registration Statement, at any time when a prospectus relating thereto is required to be delivered under the Securities Act, of (i) the issuance or, to its knowledge, threatened issuance of any stop order by the SEC in respect of such Registration Statement (and use every reasonable effort to prevent the entry of such stop order or obtain the lifting of any such stop order at the earliest possible moment), (ii) any period when the Registration Statement ceases to be effective, or (iii) the happening of any event as a result of which the prospectus included in such Registration Statement, as then in effect, includes an untrue statement of a material fact or omits to state a material fact required to be stated therein or necessary to make the statements therein not misleading in the light of the circumstances then existing, and, as promptly as is practicable, prepare and furnish to such selling Holder a reasonable number of copies of any supplement to or amendment of such prospectus as may be necessary so that, as thereafter delivered to the purchasers of such securities, such prospectus shall not include an untrue statement of a material fact or omit to state a material fact required to be stated therein or necessary to make the statements therein not misleading in light of the circumstances then existing;

(g)           cause all such Registrable Securities registered hereunder to be listed on each securities exchange or any automated quotation system on which similar securities issued by Station Corp. are then listed or, if not so listed, use its commercially reasonable efforts to cause such Registrable Securities registered hereunder to be listed on a securities exchange or any automated quotation system selected by the Board of Directors;

(h)           enter into reasonable “lock-up” agreements restricting Station Corp.’s right to issue or sell the Equity Securities or any rights or derivative contracts with respect thereto for a period not to exceed one hundred eighty (180) days from the effective date of the Registration Statement relating to the IPO, plus any applicable extension of such period as may be provided for in a customary “booster shot” provision provided for in such lock-up agreement, which extends such time period under certain circumstances; provided, that for any subsequent underwritten offerings, the lock-up period shall be reduced to be a maximum of ninety (90) days, plus any applicable extension of such period as may be provided for in a customary “booster shot” provision provided for in such lock-up agreement, which extends such time period under certain circumstances;

(i)            provide a transfer agent and registrar for all Registrable Securities registered pursuant hereto and a CUSIP number for all such Registrable Securities, in each case not later than the effective date of such registration;

(j)            use its best efforts to register and qualify the securities covered by such Registration Statement under such other securities or blue sky laws of such jurisdictions in the United States as shall be reasonably requested by the selling Holders and such other jurisdictions as shall be reasonably requested by the managing underwriters (or obtain an exemption from registration or qualification under such laws) and do any and all other acts and things which may be necessary or advisable to enable such selling Holders to consummate the disposition of the Registrable Securities in such jurisdictions in accordance with the intended method or methods of distribution thereof; provided, however, that Station Corp. shall not be required in connection therewith or as a condition thereto to qualify to do business, where not otherwise required, or to file a general consent to service of process or become subject to taxation in any such states or jurisdictions;

(k)           use its best efforts to cause all Registrable Securities covered by such Registration Statement to be registered with or approved by such other Governmental Authorities, including the Gaming Authorities, as may be necessary by virtue of the business and operations of Station Corp. and its subsidiaries to enable each selling Holder thereof to consummate the disposition of such Registrable Securities in accordance with the intended method or methods of disposition thereof;

(l)            otherwise use its best efforts to comply with all applicable rules and regulations of the SEC, and make available to its security holders, as soon as reasonably practicable, an earnings statement of Station Corp. (in form complying with the provisions of Rule 158 under the Securities Act) covering, subject to Section 10.1(e), the period of at least 12 months, but not more than 18 months, beginning with the first month after the effective date of the Registration Statement;

(m)          use its best efforts to take all other reasonable and customary steps typically taken by issuers to effect the registration and disposition of such Registrable Securities as contemplated hereby;

(n)           during the period of time referred to in Section 10.4(a) above, use its commercially reasonable efforts to avoid the issuance of, or if issued, to obtain the withdrawal of, any order enjoining or suspending the use or effectiveness of a Registration Statement or suspending the qualification (or exemption from qualification) of any of the Registrable Securities for sale in any jurisdiction, as promptly as practicable;

(o)           enter into customary agreements and take all other action in connection therewith in order to expedite or facilitate the distribution of the Registrable Securities included in such Registration Statement;

(p)           in connection with any sale or transfer of the Registrable Securities (whether or not pursuant to a Registration Statement) that will result in the securities being delivered no longer constituting Registrable Securities, cooperate with the Holders to facilitate the timely preparation and delivery of certificates representing the Registrable Securities to be sold, which certificates shall not bear any transfer restrictive legends, and to enable such Registrable Securities to be in such denominations and registered in such names as the Holders may request at least three Business Days prior to any sale of the Registrable Securities;

(q)           in connection with any underwritten offering, use its best efforts to obtain a “comfort” letter from the independent public accountants for Station Corp. and any acquisition target of Station Corp. whose financial statements are required to be included or incorporated by reference in any Registration Statement, in form and substance customarily given by independent certified public accountants in an underwritten public offering, addressed to the underwriters, if any, and to the Holders of the Registrable Securities being sold pursuant to each Registration Statement;

(r)            execute and deliver all instruments and documents (including  an underwriting agreement or placement agent agreement, as applicable in customary form) and take such other actions and obtain such certificates and opinions as sellers of the Registrable Securities being sold reasonably request in order to effect a public offering of such Registrable Securities and in such connection, if the offering is an underwritten offering, (i) make such representations and warranties to the holders of such Registrable Securities and the underwriters, if any, with respect to the business of Station Corp. and its subsidiaries, and the Registration Statement and documents, if any, incorporated by reference therein, in each case, in form, substance and scope as are customarily made by issuers to underwriters in underwritten offerings, and, if true, confirm the same if and when requested, and (ii) use its reasonable best efforts to furnish to the selling holders and underwriters of such Registrable Securities opinions and negative assurance letters of counsel to Station Corp. and updates thereof (which counsel and opinions (in form, scope and substance) shall be reasonably satisfactory to the managing underwriters, if any ), covering the matters customarily covered in opinions requested in underwritten offerings and such other matters as may be reasonably requested by such counsel and any such underwriters; and

(s)            upon reasonable request by a Holder, Station Corp. shall file an amendment to any applicable Registration Statement (or Prospectus supplement, as applicable), to name additional Holders of Registrable Securities or otherwise update the information provided by any such Holder in connection with such Holder’s disposition of Registrable Securities.

Section 10.5          Obligations of Holder.

(a)           Information from Holder.  It shall be a condition precedent to the obligations of Station Corp. to take any action pursuant to this Article 10 with respect to the Registrable Securities of any selling Holder that such Holder shall, within ten (10) Business Days of a request by Station Corp., furnish to Station Corp. such information regarding itself, the Registrable Securities held by it, and the intended method of disposition of such securities as shall be reasonably required by Station Corp. to effect the registration of such Holder’s Registrable Securities.

(b)           Participation in Underwritten Registrations.  No Holder may participate in any registration hereunder which is underwritten unless such Holder (a) agrees to sell such Holder’s securities on the basis provided in any customary underwriting arrangements approved by the Person(s) entitled hereunder to approve such arrangements and (b) completes and executes all questionnaires, powers of attorney, indemnities, underwriting agreements and other documents required under the terms of such underwriting arrangements.

(c)           Each Holder shall enter into reasonable “lock-up” agreements restricting such Holder’s right to transfer the Equity Securities or any rights or derivative contracts with respect thereto for a period not to exceed one hundred eighty (180) days from the effective date of the Registration Statement relating to the IPO, plus any applicable extension of such period as may be provided for in a customary “booster shot” provision provided for in such lock-up agreement, which extends such time period under certain circumstances; provided, that for any subsequent offerings, the lock-up period shall be reduced to be a maximum of ninety (90) days, plus any applicable extension of such period as may be provided for in a customary “booster shot” provision provided for in such lock-up agreement, which extends such time period under certain circumstances.

Section 10.6          Expenses of Registration.  All expenses (other than underwriting discounts and commissions) incurred in connection with registrations pursuant to Sections 10.1 and 10.2, including all registration, filing and qualification fees, printers’ and accounting fees, fees and disbursements of counsel for Station Corp., all independent certified public accountants, underwriters (excluding discounts and commissions) and other Persons retained by Station Corp. and the reasonable fees and disbursements of one counsel for the selling Holders selected by Holders holding a majority of the Registrable Securities being sold in such offering included in such registration (collectively, “Registration Expenses”), shall be borne by Station Corp.; provided that, in the event that both a Fertitta Major Holder and a DB Major Holder participates in an offering, each of them shall be entitled to separate counsel, whose reasonable fees and disbursements shall be borne by Station Corp.; provided, further, that the selection of such counsel shall be subject to the consent of Station Corp., not to be unreasonably withheld, conditioned or delayed.

Section 10.7          Indemnification.  In the event any Registrable Securities are included in a Registration Statement under this Article 10:

(a)           To the fullest extent permitted by law, Station Corp. will indemnify and hold harmless each Holder, the partners, members, managers, officers and directors of each Holder, each Observer, any underwriter (as defined in the Securities Act) for such Holder and each Person, if any, who controls such Holder or underwriter, within the meaning of the Securities Act or the Exchange Act, against any losses, claims, damages, expenses or liabilities (joint or several) (or actions, proceedings or settlements in respect thereof), to which they may become subject under the Securities Act, the Exchange Act or other federal, state or foreign securities laws, or common law, insofar as such losses, claims, damages, expenses or liabilities (or actions proceeding or settlements in respect thereof) arise out of or are based upon any of the following statements, omissions or violations (collectively, a “Violation”) by Station Corp.:  (i) any untrue statement or alleged untrue statement of a material fact contained in such Registration Statement, including any preliminary prospectus or final prospectus (or similar offering documents) contained therein or any amendments or supplements thereto, or any other document required in connection therewith or any qualification or compliance associated therewith; (ii) the omission or alleged omission to state therein a material fact required to be stated therein, or necessary to make the statements therein not misleading; or (iii) any violation or alleged violation of the Securities Act, the Exchange Act, any state or foreign securities laws or any rule or regulation promulgated under the Securities Act, the Exchange Act or other federal, state or foreign securities laws or common law; and Station Corp. will reimburse each such indemnified party for any legal or other expenses reasonably incurred by them in connection with investigating or defending or settling any such loss, claim, damage, liability or action as such expenses are incurred; provided, however, that the indemnity agreement contained in this Section 10.7(a) shall not apply to amounts paid in settlement of any such loss, claim, damage, liability or action if such settlement is effected without the consent of Station Corp. (which consent shall not be unreasonably withheld, delayed or conditioned), nor shall Station Corp. be liable in any such case for any such loss, claim, damage, liability or action to the extent that it arises out of or is based upon a Violation that occurs in reliance upon and in conformity with written information furnished expressly for use in connection with such registration by such Holder, underwriter or controlling Person.  Such indemnity shall remain in full force and effect regardless of any investigation made by or on behalf of any Person seeking indemnity and shall survive the transfer of such securities by any such Person.

(b)           To the extent permitted by law, each selling Holder, on a several and not joint basis, will indemnify and hold harmless Station Corp., each of its directors, each of its officers who signed the Registration Statement, each Person, if any, who controls Station Corp. within the meaning of the Securities Act, and any underwriter against any losses, claims, damages, expenses or liabilities (joint or several) (or actions, proceedings or settlements in respect thereof) to which any of the foregoing Persons may become subject, under the Securities Act, the Exchange Act or other federal, state or foreign securities laws, or common law, insofar as such losses, claims, damages or liabilities (or actions proceedings or settlements in respect thereto) arise out of or are based upon any Violation (but excluding clause (iii) of the definition thereof), in each case to the extent (and only to the extent) that such Violation occurs in reliance upon and in conformity with written information furnished by such Holder expressly for use in connection with such registration; and each such Holder will reimburse any Person intended to be indemnified pursuant to this Section 10.7(b) for any legal or other expenses reasonably incurred by such Person in connection with investigating or defending any such loss, claim, damage, liability or action; provided, however, that the indemnity agreement contained in this Section 10.7(b) shall not apply to amounts paid in settlement of any such loss, claim, damage, liability or action if such settlement is effected without the consent of such Holder (which consent shall not be unreasonably withheld, delayed or conditioned); provided, further that in no event shall any indemnity under this Section 10.7(b) exceed the net proceeds from the offering received by such Holder.

(c)           Promptly after receipt by an indemnified party under this Section 10.7 of written notice of the commencement of any action (including any governmental action), such indemnified party will, if a claim in respect thereof is to be made against any indemnifying party under this Section 10.7, deliver to the indemnifying party a written notice of the commencement thereof and the indemnifying party shall have the right to participate in, and, to the extent the indemnifying party so desires, jointly with any other indemnifying party similarly noticed, to assume the defense thereof with counsel mutually satisfactory to the parties; provided, however, that an indemnified party (together with all other indemnified parties that may be represented without conflict, together with one local counsel) shall have the right to retain one separate counsel, with the fees and expenses to be paid by the indemnifying party, if representation of such indemnified party by the counsel retained by the indemnifying party would be inappropriate due to actual or potential differing interests between such indemnified party and any other party represented by such counsel in such proceeding.  The failure to deliver written notice to the indemnifying party within a reasonable time of the commencement of any such action, if materially prejudicial to its ability to defend such action, shall relieve such indemnifying party of any liability to the indemnified party under this Section 10.7 only to the extent of such material prejudice, but the omission to so deliver written notice to the indemnifying party will not relieve it of any liability that it may have to any indemnified party otherwise than under this Section 10.7.  No indemnifying party shall, without the prior written consent of the indemnified party, effect any settlement of any pending or threatened action in respect of which any indemnified party is or could have been a party and indemnity could have been sought hereunder by such indemnified party unless such settlement (i) includes an unconditional release of such indemnified party from all liability on any claims that are the subject matter of such action, (ii) does not include a statement as to, or an admission of, fault, culpability or a failure to act by or on behalf of an indemnified party, (iii) does not include any undertaking or obligation to act or to refrain from acting by the indemnified party and (iv) is for monetary damages only.

(d)           If the indemnification provided for in this Section 10.7 is held by a court of competent jurisdiction to be unavailable to an indemnified party with respect to any loss, liability, claim, damage or expense referred to herein, then the indemnifying party, in lieu of indemnifying such indemnified party hereunder, shall contribute to the amount paid or payable by such indemnified party as a result of such loss, liability, claim, damage or expense in such proportion as is appropriate to reflect the relative fault of and, except as to Station Corp. where Station Corp. does not participate in the offering, the relative benefits received by the indemnifying party on the one hand and of the indemnified party on the other in connection with the statements or omissions that resulted in such loss, liability, claim, damage or expense, as well as any other relevant equitable considerations; provided, that no Person guilty of fraud shall be entitled to contribution.  The relative fault of the indemnifying party and of the indemnified party shall be determined by reference to, among other things, whether the untrue or alleged untrue statement of a material fact or the omission to state a material fact relates to information supplied by the indemnifying party or by the indemnified party and the parties’ relative intent, knowledge, access to information, and opportunity to correct or prevent such statement or omission.  The relative benefits received by the indemnifying party and the indemnified party shall be determined by reference to the net proceeds and underwriting discounts and commissions from the offering received by each such party.  In no event shall any contribution of any Holder under this Section 10.7(d) exceed the net proceeds from the offering received by such Holder, less any amounts paid under Section 10.7(b).

(e)           Notwithstanding the foregoing, to the extent that the provisions on indemnification and contribution contained in the underwriting agreement entered into by Station Corp. and a Holder in connection with an underwritten public offering are in conflict with the foregoing provisions, the provisions in the underwriting agreement shall control with respect to Station Corp. and such Holder.

(f)            The obligations of Station Corp. and Holders under this Section 10.7 shall survive the completion of any offering of Registrable Securities in a Registration Statement under this Article 10and the termination of this Agreement.

(g)           The obligations of the parties under this Section 10.7 shall be in addition to any liability which any party may otherwise have to any other party.

Section 10.8          Survival of Obligations.  The obligations of Station Corp. pursuant to this Article 10 shall apply to Registrable Securities held by any Person who was a Member pursuant to the Prior Agreement and to Registrable Securities issued upon an Exchange and shall be enforceable by the Holder thereof even if such Holder is not a Member or party to this Agreement.

ARTICLE 11. CERTAIN COMPENSATION MATTERS

Section 11.1          Non-Equity Compensation.  The Company and the Members agree with respect to the employment of the FE Senior Executives, other executives and employees of Station Casinos (a) the aggregate Non-Equity Compensation of Frank J. Fertitta III shall remain unchanged for two (2) years following the consummation of the IPO; (b) the aggregate Non-Equity Compensation of Lorenzo J. Fertitta shall be fixed for two (2) years following the consummation of the IPO at Five Hundred Thousand Dollars ($500,000.00) per year; and (c) for so long as the DB Holder(s) and their Affiliates shall collectively beneficially own at least five percent (5%) of the outstanding Class A Common Stock (determined assuming that all of the outstanding Units, other than those held by Station Corp., were exchanged (together with an equivalent number of shares of Class B Common Stock) for shares of Class A Common Stock in accordance with the terms and conditions of the Exchange Agreement), the aggregate Non-Equity Compensation payable to all other executives and employees (including, but not limited to, the FE Senior Executives other than Frank Fertitta and Lorenzo Fertitta) employed by Fertitta Entertainment LLC, a Delaware limited liability company (“Fertitta Entertainment”), immediately prior to the IPO, (i) shall remain unchanged for the first year following the consummation of the IPO and (ii) for the second year following the consummation of the IPO, shall not exceed 105% of the aggregate Non-Equity Compensation received by all such individuals, taken in the aggregate, during the first year following the consummation of the IPO (collectively, the “Non-Equity Compensation Thresholds”); provided, however, that the Non-Equity Compensation Thresholds shall not apply to any employees hired for new business or strategic opportunities that are outside of the ordinary course of the existing business of Station Casinos.  Following the expiration of such two (2) year period, the foregoing restrictions shall cease to apply and all matters of Non-Equity Compensation shall be subject to the discretion and oversight of the Compensation Committee of the Board of Directors of Station Corp.

Section 11.2          Equity Compensation.

(a)           Subject to Section 11.2(b), the Company and the Members agree that, for a period of one (1) year following the consummation of the IPO, no form of equity compensation shall be granted by Station Casinos or any of its Affiliates to any executives or employees employed by Fertitta Entertainment (including, without limitation, the FE Senior Executives) immediately prior to the IPO other than the initial grants that become effective upon the consummation of the IPO; provided, that no initial grants shall be made to either of Frank J. Fertitta III or Lorenzo J. Fertitta. Following the expiration of such one (1) year period, the foregoing restrictions shall cease to apply and, subject to Section 11.2(b), all matters of equity compensation with respect to executives or employees employed by Fertitta Entertainment (including, without limitation, the FE Senior Executives) immediately prior to the IPO shall be subject to the discretion and oversight of the Compensation Committee of the Board of Directors of Station Corp.

(b)           The Company and the Members agree that, for a period of two (2) years following the consummation of the IPO, no form of equity compensation shall be granted by Station Casinos or any of its Affiliates to either of Frank J. Fertitta III or Lorenzo J. Fertitta.  Following the expiration of such two (2) year period, the foregoing restrictions shall cease to apply and all matters of equity compensation with respect to Frank J. Fertitta III and Lorenzo J. Fertitta shall be subject to the discretion and oversight of the Compensation Committee of the Board of Directors of Station Corp.

(c)           The Company and the Members agree that, for a period of two (2) years following the consummation of the IPO, the aggregate number of shares of Class A Common Stock issued or issuable in connection with awards made pursuant to the Equity Incentive Plan, any successor plan thereto, or otherwise (including, for the avoidance of doubt, any initial grants referenced in Section 11.2(a)) shall not exceed fifty percent (50%) of the total number of shares of Class A Common Stock reserved for issuance pursuant to the Equity Incentive Plan.  Following the expiration of such two (2) year period, the foregoing restrictions shall cease to apply and all matters of equity compensation shall be subject to the discretion and oversight of the Compensation Committee of the Board of Directors of Station Corp.

Section 11.3          Company and Managing Member Obligation  Notwithstanding anything to the contrary in Article VIII hereof, each of the Company and the Managing Member shall comply with, and cause Station Casinos and any of their other Affiliates to comply with, the terms and provisions of the preceding Sections 11.1 and 11.2.

ARTICLE 12. RESIGNATION OF MEMBERS;
TERMINATION OF COMPANY; LIQUIDATION
AND DISTRIBUTION OF ASSETS

Section 12.1          Resignation of Members.  Except as otherwise specifically permitted in this Agreement, a Member may not resign or withdraw from the Company unless unanimously agreed to in writing by all other Members.  The Managing Member shall reflect any such resignation or withdrawal by amending the Schedule of Members maintained pursuant to Section 3.1(b), dated as of the date of such resignation or withdrawal, and the resigning or withdrawing Member (or such Member’s successors-in-interest) shall have none of the powers of a Member hereunder and shall only have such rights of an assignee of a limited liability company interest under the Act as are consistent with the other terms and provisions of this Agreement and with no other rights under this Agreement.  The remaining Members may, in their sole discretion, cause the Company to distribute to the resigning or withdrawing Member the balance in its Capital Account on the date of such resignation or withdrawal.  Upon the distribution to the resigning or withdrawing Member of the balance in his Capital Account, the resigning or withdrawing Member shall have no further rights with respect to the Company.  Any Member resigning or withdrawing in contravention of this Section 12.1 shall indemnify, defend and hold harmless the Company, the Managing Member and all other Members from and against any losses, expenses, judgments, fines, settlements or damages suffered or incurred by the Company or any such other Member arising out of or resulting from such resignation or withdrawal.

Section 12.2          Dissolution of Company.

(a)           The Company shall be dissolved, wound up and terminated as provided herein upon the first to occur of the following:

(i)            a decree of dissolution of the Court of Chancery of the State of Delaware pursuant to Section 18-802 of the Act;

(ii)           the determination of the Managing Member to dissolve the Company; or

(iii)          the occurrence of any other event that would make it unlawful for the business of the Company to be continued.

Except as expressly provided herein or as otherwise required by the Act, the Members shall have no power to dissolve the Company.

(b)           In the event of the dissolution of the Company for any reason, the Managing Member or a liquidating agent or committee appointed by the Managing Member shall act as a liquidating agent (the Managing Member or such liquidating agent or committee, in such capacity, is hereinafter referred to as the “Liquidator”) and shall commence to wind up the affairs of the Company and to liquidate the Company assets.  The Members shall continue to share all income, losses and distributions during the period of liquidation in accordance with Articles 4 and 5.  The Liquidator shall have full right and unlimited discretion to determine the time, manner and terms of any sale or sales of Company assets pursuant to such liquidation, giving due regard to the activity and condition of the relevant market and general financial and economic conditions.

(c)           The Liquidator shall have all of the rights and powers with respect to the assets and liabilities of the Company in connection with the liquidation and termination of the Company that the Managing Member would have with respect to the assets and liabilities of the Company during the term of the Company, and the Liquidator is hereby expressly authorized and empowered to execute any and all documents necessary or desirable to effectuate the liquidation and termination of the Company and the transfer of any Company assets.

(d)           Notwithstanding the foregoing, a Liquidator which is not a Member shall not be deemed a Member and shall not have any of the economic interests in the Company of a Member; and such Liquidator shall be compensated for its services to the Company at normal, customary and competitive rates for its services to the Company, as reasonably determined by the Managing Member.

Section 12.3          Distribution in Liquidation.  The Company’s assets shall be applied in the following order of priority:

(a)           first, to pay the costs and expenses of the winding—up, liquidation and termination of the Company;

(b)           second, to creditors of the Company, in the order of priority provided by law, including fees, indemnification payments and reimbursements payable to the Members or their Affiliates, but not including those liabilities (other than liabilities to the Members for any expenses of the Company paid by the Members or their Affiliates, to the extent the Members are entitled to reimbursement hereunder) to the Members in their capacity as Members;

(c)           third, to establish reserves reasonably adequate to meet any and all contingent or unforeseen liabilities or obligations of the Company; provided, however, that at the expiration of such period of time as the Liquidator may deem advisable, the balance of such reserves remaining after the payment of such contingencies or liabilities shall be distributed as hereinafter provided; and

(d)           fourth, the remainder to the Members in accordance with Section 5.1.

If the Liquidator, in its sole discretion, determines that Company assets other than cash are to be distributed, then the Liquidator shall cause the Fair Market Value of the assets not so liquidated to be determined (with any such determination normally made by the Managing Member in accordance with the definition of “Fair Market Value” being made instead by the Liquidator).  Such assets shall be retained or distributed by the Liquidator as follows:

(i)            the Liquidator shall retain assets having a value, net of any liability related thereto, equal to the amount by which the cash net proceeds of liquidated assets are insufficient to satisfy the requirements of clauses (a), (b), and (c) of this Section 12.3; and

(ii)           the remaining assets shall be distributed to the Members in the manner specified in clause (d) of this Section 12.3.

(e)           If the Liquidator, in its sole discretion, deems it not feasible or desirable to distribute to each Member its allocable share of each asset, the Liquidator may allocate and distribute specific assets to one or more Members as the Liquidator shall reasonably determine to be fair and equitable, taking into consideration, inter alia, the Fair Market Value of such assets and the tax consequences of the proposed distribution upon each of the Members (including both distributees and others, if any).  Any distributions in-kind shall be subject to such conditions relating to the disposition and management thereof as the Liquidator deems reasonable and equitable.

Section 12.4          Final Reports.  Within a reasonable time following the completion of the liquidation of the Company’s assets, the Liquidator shall deliver to each of the Members a statement which shall set forth the assets and liabilities of the Company as of the date of complete liquidation and each Member’s portion of distributions pursuant to Section 12.3.

Section 12.5          Rights of Members.  Each Member shall look solely to the Company’s assets for all distributions with respect to the Company and such Member’s Capital Contribution (including return thereof), and such Member’s share of profits or losses thereon, and shall have no recourse therefor (upon dissolution or otherwise) against any other Member or the Managing Member.

Section 12.6          Deficit Restoration.  Notwithstanding any other provision of this Agreement to the contrary, upon liquidation of a Member’s Interest in the Company (whether or not in connection with a liquidation of the Company), no Member shall have any liability to restore any deficit in its Capital Account.  In addition, no allocation to any Member of any loss, whether attributable to depreciation or otherwise, shall create any asset of or obligation to the Company, even if such allocation reduces the Capital Account of any Member or creates or increases a deficit in such Capital Account; it is also the intent of the Members that no Member shall be obligated to pay any such amount to or for the account of the Company or any creditor of the Company.  No creditor of the Company is intended as a third-party beneficiary of this Agreement nor shall any such creditor have any rights hereunder.

Section 12.7          Termination.  The Company shall terminate when all property owned by the Company shall have been disposed of and the assets shall have been distributed as provided in Section 12.3.  The Liquidator shall then execute and cause to be filed a Certificate of Cancellation of the Company.

ARTICLE 13. NOTICES AND CONSENT OF MEMBERS

Section 13.1          Notices.  All notices, demands or requests required or permitted under this Agreement must be in writing, and shall be made by hand delivery, certified mail, overnight courier service, electronic mail or facsimile to the address, electronic mail address or facsimile number set forth in the Schedule of Members, but any party may designate a different address, electronic mail address or facsimile number by a notice similarly given to the Company.  Any such notice or communication shall be deemed given when delivered by hand, if delivered on a Business Day, the next Business Day after delivery by hand if delivered by hand on a day that is not a Business Day; four (4) Business Days after being deposited in the United States mail, postage prepaid, return receipt requested, if mailed; on the next Business Day after being deposited for next day delivery with Federal Express or a similar overnight courier; when receipt is acknowledged, whether by facsimile confirmation or return electronic mail, if sent by facsimile or electronic mail on a Business Day; and the next Business Day following the day on which receipt is acknowledged whether by facsimile confirmation or return electronic mail, if sent by facsimile or electronic mail on a day that is not a Business Day.

Section 13.2                             Consents and Approvals.  Any action requiring the consent or approval of Members under this Agreement, unless otherwise specified herein, may be taken at a meeting of Members or, in lieu thereof, by written consent of Members holding the requisite Percentage Interest or, where expressly required by this Agreement or by applicable law, by all of the Members.

ARTICLE 14. AMENDMENT OF AGREEMENT

Section 14.1                             Amendments.  This Agreement may be amended, supplemented, waived or modified by the written consent of the Managing Member in its sole discretion without the approval of any other Member or other Person; provided, that to the extent that any such amendment, supplement, waiver or modification would adversely affect the rights of the holders of any given class of Units (other than the Managing Member), such amendment shall require the consent of the holders of a majority of the then outstanding Units of each such class held by Members (other than, and, for purposes of determining whether holders of a majority of the then outstanding Units have consented, excluding any Units that are held by the Managing Member); provided, further, that (x) Articles X and XI, and any other provisions governing the rights or obligations of any DB Holder or DB Majority Holder in its capacity as such shall not be amended, supplemented, modified or waived, nor shall any other modifications to this Agreement be made that would have a similar effect, without the prior written consent of the DB Majority Holder and (y) Article X and any other provisions governing the rights or obligations of any Fertitta Holder or Fertitta Majority Holder in its capacity as such shall not be amended, supplemented, modified or waived, nor shall any other modifications to this Agreement be made that would have a similar effect, without the prior written consent of the Fertitta Majority Holder.

Section 14.2                             Amendment of Certificate.  In the event that this Agreement shall be amended, supplemented or modified pursuant to this Article 14, the Managing Member shall amend, supplement or modify the Certificate to reflect such change if the Managing Member deems such amendment, supplement or modification of the Certificate to be necessary or appropriate.

Section 14.3                             Power of Attorney.  Each Member hereby irrevocably constitutes and appoints the Managing Member as its true and lawful attorney-in-fact, with full power of substitution, in its name, place and stead to make, execute, sign, acknowledge (including swearing to), verify, deliver, record and file, on its behalf, the following:  (i) any amendment, supplement or modification to this Agreement which complies with the provisions of Section 14.1 of this Agreement; and (ii) the Certificate and any amendment, supplement or modification thereof required because this Agreement is amended, including an amendment, supplement or modification to effectuate any change in the membership of the Company or in the Capital Contributions of the Members.  This power-of-attorney is a special power-of-attorney and is coupled with an interest in favor of the Managing Member and, as such:  (A) shall be irrevocable and continue in full force and effect notwithstanding the subsequent death or incapacity of any party granting this power-of-attorney, regardless of whether the Company or the Managing Member shall have had notice thereof; (B) may be exercised for a Member by facsimile signature of the Managing Member or, after listing all of the Members, including such Member, by a single signature of the Managing Member acting as attorney-in-fact for all of them; and (C) shall survive the delivery of an assignment by a Member of the whole or any portion of its Interest in the Company, except that where the assignee thereof has been approved by the Managing Member for admission to the Company as a Substituted Member, this power-of-attorney given by the assignor shall survive the delivery of such assignment for the sole purpose of enabling the Managing Member to execute, acknowledge and file any instrument necessary to effect such substitution.

ARTICLE 15. MISCELLANEOUS

Section 15.1                             Entire Agreement.  This Agreement, together with the Exchange Agreement, the Tax Receivable Agreement and the Registration Rights Agreement, constitutes the entire agreement among the parties with respect to the subject matter hereof and supersedes any prior agreement or understandings among them with respect to the subject matter hereof (including the Prior Agreement), and it may not be modified or amended in any manner other than as set forth herein.

Section 15.2                             Governing Law.  This Agreement and the rights of the parties hereunder shall be governed by, and interpreted in accordance with, the law of the State of Delaware.

Section 15.3                             Severability.  If any term or other provision of this Agreement is invalid, illegal or incapable of being enforced as a result of any rule of law or public policy, all other terms and other provisions of this Agreement shall nevertheless remain in full force and effect so long as the economic or legal substance of the transactions contemplated by this Agreement is not affected in any manner materially adverse to any party.  Upon such determination that any term or other provision is invalid, illegal or incapable of being enforced, the parties hereto shall negotiate in good faith to modify this Agreement so as to effect the original intent of the parties as closely as possible in an acceptable manner to the end that the transactions contemplated by this Agreement are fulfilled to the greatest extent possible.

Section 15.4                             Effect.  Except as herein otherwise specifically provided, this Agreement shall be binding upon and inure to the benefit of the parties and their legal representatives, successors and permitted assigns.

Section 15.5                             Captions.  Captions contained in this Agreement are inserted only as a matter of convenience and in no way define, limit or extend the scope or intent of this Agreement or any provision hereof.

Section 15.6                             Counterparts.  This Agreement may contain more than one counterpart of the signature page and this Agreement may be executed by the affixing of the signatures of each of the Members, which may be delivered via facsimile or .pdf, to one of such counterpart signature pages.  All of such counterpart signatures pages shall be read as though one, and they shall have the same force and effect as though all of the signers had signed a single signature page.

Section 15.7                             Waiver of Partition.  The Members hereby agree that the Company assets are not and will not be suitable for partition.  Accordingly, each of the Members hereby irrevocably waives any and all rights (if any) that such Member may have to maintain any action for partition of any of such assets.

Section 15.8                             Waiver of Judicial Dissolution.  Each Member agrees that irreparable damage would occur if any Member should bring or have brought on its behalf an action for judicial dissolution of the Company.  Accordingly, each Member accepts the provisions under this Agreement as such Member’s sole entitlement on dissolution of the Company and waives and renounces all rights to seek or have sought for such Member a court decree of dissolution or to seek the appointment by a court of a liquidator for the Company.

Section 15.9                             Consent to Jurisdiction; Waiver of Trial by Jury.  TO THE EXTENT PERMITTED BY APPLICABLE LAW, EACH PARTY HERETO HEREBY IRREVOCABLY WAIVES ALL RIGHT OF TRIAL BY JURY IN ANY ACTION, PROCEEDING OR COUNTERCLAIM, ARISING OUT OF OR IN CONNECTION WITH THIS AGREEMENT OR ANY MATTER ARISING HEREUNDER.

Section 15.10                      Binding Arbitration.  Any dispute, claim or controversy arising out of or relating to this Agreement that cannot be resolved amicably by the parties, including the scope or applicability of this agreement to arbitrate, shall be determined by binding arbitration pursuant to Section 349 of the Rules of the Court of Chancery of the State of Delaware if it is eligible for such arbitration.  If the dispute claim or controversy is not eligible for such arbitration, it shall be settled by arbitration administered by the American Arbitration Association (“AAA”) in accordance with its commercial rules and judgment on the award rendered by the arbitrator may be entered in any court having jurisdiction thereof.  Any AAA arbitration proceeding shall be conducted in the State of Delaware.  The AAA arbitrator shall have the authority to award any remedy or relief that a court of competent jurisdiction could order or grant, including the issuance of an injunction or other equitable relief.  However, any party may, without inconsistency with this arbitration provision, apply to any court having jurisdiction hereof and seek interim provisional, injunctive or other equitable relief until the arbitration award is rendered or the controversy is otherwise resolved.  Except as necessary in court proceedings to enforce this arbitration provision or an award rendered hereunder, or to obtain interim relief, neither a party nor an arbitrator may disclose the existence, content, or results of any arbitration hereunder without the prior written consent of both parties.

Section 15.11                      Gaming Redemption.

(a)                                 The Affected Interests owned or controlled directly or indirectly by an Unsuitable Person or an Affiliate of an Unsuitable Person (the “Affected Member”) shall be subject to redemption by the Company, out of funds legally available therefor, to the extent required by the Gaming Authority making the determination of unsuitability or reasonably deemed necessary or advisable by the Managing Member.  If the Gaming Authority or the Managing Member making the determination of unsuitability requires or deems it reasonably necessary or advisable to redeem the Affected Interests, the Managing Member shall give a Redemption Notice to the Affected Member and shall thereafter proceed to purchase the Affected Interests on the Redemption Date for the Redemption Price, subject to any approvals, conditions or limitations under applicable Gaming Laws.  The Affected Member shall surrender any certificates representing the Affected Interests to be redeemed in accordance with the requirements of the Redemption Notice.

(b)                                 Notwithstanding any other provision in this Agreement, commencing on the date that a Member becomes an Affected Member, and until the Affected Interests of such Affected Member are redeemed or are transferred to a Person who is not an Unsuitable Person in a transfer permitted by the terms of this Agreement, such Affected Member:  (i) shall not be entitled to receive any distributions with regard to such Affected Interests; (ii) shall not be entitled to exercise, directly or indirectly or through any proxy, trustee, or nominee, any voting or other right conferred by such Affected Interests, and Affected Interests shall not for any purposes be included in the Equity Securities of the Company entitled to vote; (iii) shall not be entitled to receive any remuneration in any form from the Company, the Members or any Affiliate of any of them for services rendered or otherwise; and (iv) to the extent not treated as a partner for federal income tax purposes under applicable law, shall not be allocated any Net Income or Net Loss with respect to such Affected Member’s Affected Interests other than, to the extent permitted under applicable law, special allocations of Net Loss (or items of deduction or loss) up to an amount equal to the Net Income (or items of income or gain) allocated to the Affected Member during the period beginning on the date immediately following the close of the period to which the most recent distribution under Section 5.4 relates and ending on the date on which the Member becomes an Affected Member.

(c)                                  All notices given pursuant to this Section, including Redemption Notices, shall be in writing and shall be given in accordance with Section 13.1.

(d)                                 Each Affected Member shall indemnify and hold harmless the Company, the Members and their respective Affiliates for any and all losses, costs and expenses, including attorneys’ fees, incurred by them as a result of, or arising out of, such Affected Member’s refusal or failure to comply with the provisions of this Section, or failure to promptly divest itself of any Affected Interests when required to do so by this Section 15.11.

(e)                                  The right of redemption provided in this Section shall not be exclusive of any other rights the Company or its members or their respective Affiliates may have under this Agreement or hereafter acquire under any other agreement or otherwise.

(f)                                   Nothing contained in this Section shall limit the authority of the Company to take such other action to the extent permitted by law as it deems necessary or advisable to protect the Company or its Affiliates from the denial or threatened denial or loss or threatened loss of any Gaming Licenses or as required by any Gaming Authority.  Without limiting the generality of the foregoing the Managing Member may, to the extent permitted by law, from time to time establish, modify, amend or rescind regulations, and procedures of the Company not inconsistent with the express provisions of this Section for the purpose of determining whether any Person is an Unsuitable Person and, as applicable, for the orderly application, administration and implementation of the provisions of this Section.

(g)                                  Except as may be required by any applicable Gaming Laws or a Gaming Authority, the Company may waive any of the rights or any restrictions contained in this Section in any instance in which the Managing Member determines that a waiver would be in the best interests of the Company.  Except as may be required by a Gaming Authority, nothing in this Section shall be deemed or construed to require the Company to repurchase any Affected Interest of an Affected Member.

Section 15.12                      Non-Occurrence of IPO.  Notwithstanding any other provision of this Agreement (including Section 14.1), in the event that the IPO is not consummated prior to the date that is fifteen (15) Business Days after the date of this Agreement, then this Agreement shall automatically, with no action required by any Member, on such date be amended and restated in its entirety back to the Prior Agreement and, upon such automatic amendment and restatement of this Agreement, this Agreement shall be of no force and effect.

THIRD AMENDED AND RESTATED LIMITED LIABILITY COMPANY AGREEMENT OF
STATION HOLDCO LLC

IN WITNESS WHEREOF, the undersigned Member has caused this counterpart signature page to the Third Amended and Restated Limited Liability Company Agreement of STATION HOLDCO LLC, dated as of  April 28, 2016, to be duly executed as of the date first above written.

RED ROCK RESORTS, INC.

By:	/s/
Name:	Marc J. Falcone
Title:	Executive Vice President, Chief
Financial Officer and Treasurer

Address for Notices:

1505 South Pavilion Center Drive
Las Vegas, Nevada 89135
Attn:	Richard J. Haskins, President

Phone:
Fax:
e-mail:

Signature Page to Third Amended and Restated LLC Agreement of Station Holdco LLC

THIRD AMENDED AND RESTATED LIMITED LIABILITY COMPANY AGREEMENT OF
STATION HOLDCO LLC

IN WITNESS WHEREOF, the undersigned Member has caused this counterpart signature page to the Third Amended and Restated Limited Liability Company Agreement of STATION HOLDCO LLC, dated as of  April 28, 2016, to be duly executed as of the date first above written.

GERMAN AMERICAN CAPITAL CORPORATION

By:	/s/
Name:	Jeffrey T. Welch
Title:	Managing Director

By:	/s/
Name:	Larney J. Bisbano
Title:	Director

Address for Notices:

Phone:
Fax:
e-mail:

THIRD AMENDED AND RESTATED LIMITED LIABILITY COMPANY AGREEMENT OF
STATION HOLDCO LLC

IN WITNESS WHEREOF, the undersigned Member has caused this counterpart signature page to the Third Amended and Restated Limited Liability Company Agreement of STATION HOLDCO LLC, dated as of  April 28, 2016, to be duly executed as of the date first above written.

FI STATION INVESTOR LLC

By:	/s/
	Name:	Marc J. Falcone
	Title:	Executive Vice President, Chief
Financial Officer and Treasurer

Address for Notices:

1505 South Pavilion Center Drive
Las Vegas, Nevada 89135
Attn:	Richard J. Haskins, President

THIRD AMENDED AND RESTATED LIMITED LIABILITY COMPANY AGREEMENT OF
STATION HOLDCO LLC

IN WITNESS WHEREOF, the undersigned Member has caused this counterpart signature page to the Third Amended and Restated Limited Liability Company Agreement of STATION HOLDCO LLC, dated as of  April 28, 2016, to be duly executed as of the date first above written.

FERTITTA BUSINESS MANAGEMENT LLC

By:	/s/
	Name:	Frank J. Fertitta III
	Title:	General Manager

By:	/s/
	Name:	Lorenzo J. Fertitta
	Title:	General Manager

Address for Notices:

1505 South Pavilion Center Drive
Las Vegas, Nevada 89135
Attn:	Frank J. Fertitta III

THIRD AMENDED AND RESTATED LIMITED LIABILITY COMPANY AGREEMENT OF
STATION HOLDCO LLC

IN WITNESS WHEREOF, the undersigned Member has caused this counterpart signature page to the Third Amended and Restated Limited Liability Company Agreement of STATION HOLDCO LLC, dated as of  April 28, 2016, to be duly executed as of the date first above written.

OAKTREE SC INVESTMENTS CTB, LLC

By:	OCM FIE, LLC
Its:	Manager

By:	/s/
	Name:	Kaj Vazales
	Title:	Authorized Signatory

By:	/s/
	Name:	David Quick
	Title:	Authorized Signatory

Address for Notices:

Attn:
Fax:

THIRD AMENDED AND RESTATED LIMITED LIABILITY COMPANY AGREEMENT OF
STATION HOLDCO LLC

IN WITNESS WHEREOF, the undersigned Member has caused this counterpart signature page to the Third Amended and Restated Limited Liability Company Agreement of STATION HOLDCO LLC, dated as of April 28, 2016, to be duly executed as of the date first above written.

/s/
Marc J. Falcone

Address for Notices:

c/o Red Rock Resorts, Inc.
1505 South Pavilion Center Drive
Las Vegas, Nevada 89135
Attn: Frank J. Fertitta III

THIRD AMENDED AND RESTATED LIMITED LIABILITY COMPANY AGREEMENT OF
STATION HOLDCO LLC

IN WITNESS WHEREOF, the undersigned Member has caused this counterpart signature page to the Third Amended and Restated Limited Liability Company Agreement of STATION HOLDCO LLC, dated as of April 28, 2016, to be duly executed as of the date first above written.

/s/
Richard J. Haskins

Address for Notices:

c/o Red Rock Resorts, Inc.
1505 South Pavilion Center Drive
Las Vegas, Nevada 89135
Attn: Frank J. Fertitta III

THIRD AMENDED AND RESTATED LIMITED LIABILITY COMPANY AGREEMENT OF
STATION HOLDCO LLC

IN WITNESS WHEREOF, the undersigned Member has caused this counterpart signature page to the Third Amended and Restated Limited Liability Company Agreement of STATION HOLDCO LLC, dated as of April 28, 2016, to be duly executed as of the date first above written.

/s/
Kevin L. Kelley

Address for Notices:

636 Canyon Greens Drive
Las Vegas, NV 89144

Attn:	Kevin L. Kelley

THIRD AMENDED AND RESTATED LIMITED LIABILITY COMPANY AGREEMENT OF
STATION HOLDCO LLC

IN WITNESS WHEREOF, the undersigned Member has caused this counterpart signature page to the Third Amended and Restated Limited Liability Company Agreement of STATION HOLDCO LLC, dated as of April 28, 2016, to be duly executed as of the date first above written.

Thomas Friel Nevada Trust

By:	/s/
	Name:	Thomas M. Friel
	Title:	Trustee

Address for Notices:

c/o Red Rock Resorts, Inc.
1505 South Pavilion Center Drive
Las Vegas, Nevada 89135

Attn: Thomas M. Friel

THIRD AMENDED AND RESTATED LIMITED LIABILITY COMPANY AGREEMENT OF
STATION HOLDCO LLC

IN WITNESS WHEREOF, the undersigned Member has caused this counterpart signature page to the Third Amended and Restated Limited Liability Company Agreement of STATION HOLDCO LLC, dated as of April 28, 2016, to be duly executed as of the date first above written.

/s/
Scott M Nielson

Address for Notices:

c/o Red Rock Resorts, Inc.
1505 South Pavilion Center Drive
Las Vegas, Nevada 89135
Attn: Frank J. Fertitta III

THIRD AMENDED AND RESTATED LIMITED LIABILITY COMPANY AGREEMENT OF
STATION HOLDCO LLC

IN WITNESS WHEREOF, the undersigned Member has caused this counterpart signature page to the Third Amended and Restated Limited Liability Company Agreement of STATION HOLDCO LLC, dated as of April 28, 2016, to be duly executed as of the date first above written.

CAVALLARO FAMILY TRUST

By:	/s/
Name: Stephen L. Cavallaro
Title: Trustee

Address for Notices:

c/o Red Rock Resorts, Inc.
1505 South Pavilion Center Drive
Las Vegas, Nevada 89135
Attn:	Stephen L. Cavallaro

THIRD AMENDED AND RESTATED LIMITED LIABILITY COMPANY AGREEMENT OF
STATION HOLDCO LLC

IN WITNESS WHEREOF, the undersigned Member has caused this counterpart signature page to the Third Amended and Restated Limited Liability Company Agreement of STATION HOLDCO LLC, dated as of April 28, 2016, to be duly executed as of the date first above written.

STATION CASINOS BLOCKER I, LLC

By:	Red Rock Resorts, Inc.
Its:	Member

By:	/s/
Name: Marc J. Falcone
Title: Executive Vice President, Chief Financial Officer and Treasurer

Address for Notices:

c/o Red Rock Resorts, Inc.
1505 South Pavilion Center Drive
Las Vegas, Nevada 89135

Attn: Marc J. Falcone

THIRD AMENDED AND RESTATED LIMITED LIABILITY COMPANY AGREEMENT OF
STATION HOLDCO LLC

IN WITNESS WHEREOF, the undersigned Member has caused this counterpart signature page to the Third Amended and Restated Limited Liability Company Agreement of STATION HOLDCO LLC, dated as of April 28, 2016, to be duly executed as of the date first above written.

STATION CASINOS BLOCKER II, LLC

By:	Red Rock Resorts, Inc.
Its:	Member

By:	/s/
Name: Marc J. Falcone
Title: Executive Vice President, Chief Financial Officer and Treasurer

Address for Notices:

c/o Red Rock Resorts, Inc.
1505 South Pavilion Center Drive

Las Vegas, Nevada 89135

Attn: Marc J. Falcone

Signature Page to Third Amended and Restated LLC Agreement of Station Holdco LLC

THIRD AMENDED AND RESTATED LIMITED LIABILITY COMPANY AGREEMENT OF
STATION HOLDCO LLC

IN WITNESS WHEREOF, the undersigned Member has caused this counterpart signature page to the Third Amended and Restated Limited Liability Company Agreement of STATION HOLDCO LLC, dated as of April 28, 2016, to be duly executed as of the date first above written.

STATION CASINOS BLOCKER III, LLC

By:	Red Rock Resorts, Inc.
Its:	Member

By:	/s/
Name: Marc J. Falcone
Title: Executive Vice President, Chief Financial Officer and Treasurer

Address for Notices:

c/o Red Rock Resorts, Inc.
1505 South Pavilion Center Drive
Las Vegas, Nevada 89135

Attn: Marc J. Falcone

Signature Page to Third Amended and Restated LLC Agreement of Station Holdco LLC

THIRD AMENDED AND RESTATED LIMITED LIABILITY COMPANY AGREEMENT OF
STATION HOLDCO LLC

IN WITNESS WHEREOF, the undersigned Member has caused this counterpart signature page to the Third Amended and Restated Limited Liability Company Agreement of STATION HOLDCO LLC, dated as of April 28, 2016, to be duly executed as of the date first above written.

STATION CASINOS BLOCKER IV, LLC

By:	Red Rock Resorts, Inc.
Its:	Member

By:	/s/
Name: Marc J. Falcone
Title: Executive Vice President, Chief Financial Officer and Treasurer

Address for Notices:

c/o Red Rock Resorts, Inc.
1505 South Pavilion Center Drive
Las Vegas, Nevada 89135

Attn:	Marc J. Falcone

Signature Page to Third Amended and Restated LLC Agreement of Station Holdco LLC

THIRD AMENDED AND RESTATED LIMITED LIABILITY COMPANY
AGREEMENT OF
STATION HOLDCO LLC

IN WITNESS WHEREOF, the undersigned Member has caused this counterpart signature page to the Third Amended and Restated Limited Liability Company Agreement of STATION HOLDCO LLC, dated as of April 28, 2016, to be duly executed as of the date first above written.

STATION CASINOS BLOCKER V, LLC

By:	Red Rock Resorts, Inc.
Its:	Member

By:	/s/
Name:	Marc J. Falcone
Title:	Executive Vice President, Chief
Financial Officer and Treasurer

Address for Notices:

c/o Red Rock Resorts, Inc.
1505 South Pavilion Center Drive
Las Vegas, Nevada 89135

Attn: Marc J. Falcone

Signature Page to Third Amended and Restated LLC Agreement of Station Holdco LLC

THIRD AMENDED AND RESTATED LIMITED LIABILITY COMPANY AGREEMENT OF
STATION HOLDCO LLC

IN WITNESS WHEREOF, the undersigned Member has caused this counterpart signature page to the Third Amended and Restated Limited Liability Company Agreement of STATION HOLDCO LLC, dated as of April 28, 2016, to be duly executed as of the date first above written.

STATION CASINOS BLOCKER VI, LLC

By:	Red Rock Resorts, Inc.
Its:	Member

By:	/s/
Name:	Marc J. Falcone
Title:	Executive Vice President, Chief
Financial Officer and Treasurer

Address for Notices:

c/o Red Rock Resorts, Inc.
1505 South Pavilion Center Drive
Las Vegas, Nevada 89135

Attn: Marc J. Falcone

Signature Page to Third Amended and Restated LLC Agreement of Station Holdco LLC

THIRD AMENDED AND RESTATED LIMITED LIABILITY COMPANY AGREEMENT OF
STATION HOLDCO LLC

IN WITNESS WHEREOF, the undersigned Member has caused this counterpart signature page to the Third Amended and Restated Limited Liability Company Agreement of STATION HOLDCO LLC, dated as of April 28, 2016, to be duly executed as of the date first above written.

STATION CASINOS BLOCKER VII, LLC

By:	Red Rock Resorts, Inc.
Its:	Member

By:	/s/
Name:	Marc J. Falcone
Title:	Executive Vice President, Chief
Financial Officer and Treasurer

Address for Notices:

c/o Red Rock Resorts, Inc.
1505 South Pavilion Center Drive
Las Vegas, Nevada 89135

Attn: Marc J. Falcone

Signature Page to Third Amended and Restated LLC Agreement of Station Holdco LLC

THIRD AMENDED AND RESTATED LIMITED LIABILITY COMPANY AGREEMENT OF
STATION HOLDCO LLC

IN WITNESS WHEREOF, the undersigned Member has caused this counterpart signature page to the Third Amended and Restated Limited Liability Company Agreement of STATION HOLDCO LLC, dated as of April 28, 2016, to be duly executed as of the date first above written.

STATION CASINOS BLOCKER VIII, LLC

By: Red Rock Resorts, Inc.
Its: Member

By:	/s/
Name:	Marc J. Falcone
Title:	Executive Vice President,
Chief Financial Officer and Treasurer

Address for Notices:

c/o Red Rock Resorts, Inc.
1505 South Pavilion Center Drive
Las Vegas, Nevada 89135

Attn:	Marc J. Falcone

ANNEX I

Form of Certificate

THE UNITS REPRESENTED BY THIS CERTIFICATE HAVE NOT BEEN REGISTERED UNDER THE SECURITIES ACT OF 1933 AND MAY NOT BE TRANSFERRED IN THE ABSENCE OF SUCH REGISTRATION OR AN EXEMPTION THEREFROM UNDER SUCH ACT.

THE UNITS REPRESENTED BY THIS CERTIFICATE ARE SUBJECT TO VOTING AGREEMENTS, TRANSFER RESTRICTIONS AND OTHER TERMS CONTAINED IN AN EQUITYHOLDERS AGREEMENT, DATED AS OF JUNE    , 2011 (AS AMENDED FROM TIME TO TIME), AMONG THE COMPANY, CERTAIN OF ITS AFFILIATES AND CERTAIN HOLDERS OF UNITS OF THE COMPANY.  A COPY OF SUCH AGREEMENT IS ON FILE AT THE COMPANY’S PRINCIPAL EXECUTIVE OFFICES.

Number of Units:	Certificate Number:

CERTIFICATE OF LIMITED LIABILITY COMPANY INTEREST

Station Holdco LLC, a Delaware limited liability company (the “Company”), hereby certifies that                            (the “Holder”) is the registered owner of [    ] Units representing limited liability company interests in the Company (the “Interests”).  The rights, powers, preferences, restrictions and limitations of the Interests are set forth in, and this Certificate and the Interests represented hereby are issued and shall in all respects be subject to the terms and provisions of, the Third Amended and Restated Limited Liability Company Agreement of the Company dated as of            , 2015, as the same may be amended or modified from time to time (the “LLC Agreement”).  By acceptance of this Certificate, and as a condition to being entitled to any rights and/or benefits with respect to the Interests evidenced hereby, the Holder is deemed to have agreed to comply with and be bound by all the terms and conditions of the LLC Agreement.  The Company will furnish a copy of the LLC Agreement to the Holder without charge upon written request to the Company at its principal place of business.

The member’s interests represented by this Certificate are transferable only on the books of the Company by the holder hereof in person or by power of attorney upon surrender of this Certificate properly endorsed.

This Certificate shall be governed by and construed in accordance with the laws of the State of Delaware without regard to principles of conflicts of laws

IN WITNESS WHEREOF, the Company has caused this Certificate to be duly executed and signed this    day of                , 20  .

Station Holdco LLC

By:
Name:
Title:

THIS CERTIFICATE EVIDENCES A MEMBER’S INTEREST IN STATION HOLDCO LLC AND SHALL CONSTITUTE A “SECURITY” WITHIN THE MEANING OF, AND GOVERNED BY, (I) ARTICLE 8 OF THE UNIFORM COMMERCIAL CODE AS IN EFFECT FROM TIME TO TIME IN THE STATE OF DELAWARE (INCLUDING SECTION 8-102(A)(15)), AND (II) ARTICLE 8 OF THE UNIFORM COMMERCIAL CODE OF ANY OTHER APPLICABLE JURISDICTION THAT NOW OR HEREAFTER SUBSTANTIALLY INCLUDES THE 1994 REVISIONS TO ARTICLE 8 THEREOF AS ADOPTED BY THE AMERICAN LAW INSTITUTE AND THE NATIONAL CONFERENCE OF COMMISSIONERS ON UNIFORM STATE LAWS AND APPROVED BY THE AMERICAN BAR ASSOCIATION ON FEBRUARY 14, 1995.

THE SALE, ASSIGNMENT, TRANSFER, PLEDGE OR EXERCISE OF ANY OPTION TO PURCHASE OR OTHER DISPOSITION OF AN INTEREST IN THIS LIMITED LIABILITY COMPANY IS INEFFECTIVE UNLESS APPROVED IN ADVANCE BY THE NEVADA GAMING COMMISSION (THE “COMMISSION”).  IF AT ANY TIME THE COMMISSION FINDS THAT A MEMBER IS UNSUITABLE TO HOLD AN INTEREST IN THIS COMPANY, SUCH OWNER MUST DISPOSE OF SUCH INTEREST AS PROVIDED BY THE GAMING LAWS OF THE STATE OF NEVADA AND THE REGULATIONS PROMULGATED THEREUNDER, OR, IF THE COMMISSION CONSENTS, IN ACCORDANCE WITH THE COMPANY’S ARTICLES OR OPERATING AGREEMENT.  BEGINNING ON THE DATE WHEN THE COMMISSION SERVES NOTICE OR A DETERMINATION OF UNSUITABILITY PURSUANT TO APPLICABLE LAW, IT IS UNLAWFUL FOR THE UNSUITABLE MEMBER (A) TO RECEIVE ANY DIVIDEND OR INTEREST OR ANY PAYMENT OR DISTRIBUTION OF ANY KIND, INCLUDING OF ANY SHARE OF THE DISTRIBUTION OF PROFITS OR CASH OR ANY OTHER PROPERTY, OR PAYMENTS UPON DISSOLUTION, FROM THE COMPANY, OTHER THAN A RETURN OF CAPITAL; (B) TO EXERCISE DIRECTLY OR THROUGH ANY PROXY, TRUSTEE OR NOMINEE ANY VOTING RIGHT CONFERRED BY THE MEMBER’S INTEREST IN THE COMPANY; OR (C) TO RECEIVE ANY REMUNERATION IN ANY FORM FROM THE COMPANY OR FROM ANY COMPANY HOLDING A GAMING LICENSE FOR SERVICES RENDERED OR OTHERWISE.